                                                                   Exhibit 10.1





                   ADESSO SPECIALTY SERVICES ORGANIZATION INC.

                            SERIES E PREFERRED STOCK
                               PURCHASE AGREEMENT




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                                TABLE OF CONTENTS

                                                                                     PAGE
                                                                                     ----
1.       AGREEMENT TO SELL AND PURCHASE.................................................1

         1.1      Authorization of Shares...............................................1
         1.2      Sale and Purchase.....................................................1

2.       CLOSING, DELIVERY AND PAYMENT..................................................1

         2.1      Closing...............................................................1
         2.2      Delivery..............................................................2
         2.3      Subsequent Sales of Series E Preferred Stock..........................2

3.       REPRESENTATIONS AND WARRANTIES OF THE CORPORATION..............................2

         3.1      Organization Good Standing and Qualification..........................2
         3.2      Capitalization; Voting Rights.........................................2
         3.3      Authorization; Binding Obligations....................................3
         3.4      Agreements; Action....................................................3
         3.5      Obligations to Related Parties........................................5
         3.6      Title to Properties and Assets; Liens, etc............................5
         3.7      Patents and Trademarks................................................5
         3.8      Compliance with Other Instruments.....................................6
         3.9      Litigation............................................................6
         3.10     Employees.............................................................6
         3.11     Proprietary Information and Inventions Agreements.....................7
         3.12     Obligations of Management; Employee Search............................7
         3.13     Registration Rights...................................................7
         3.14     Compliance with Laws; Permits.........................................7
         3.15     Environmental and Safety Laws.........................................8
         3.16     Offering Valid........................................................8
         3.17     Minute Books..........................................................8
         3.18     Section 83(b) Elections...............................................8
         3.19     Real Property Holding Corporation.....................................8
         3.20     Disclosure............................................................8
         3.21     Financial Statements..................................................8
         3.22     Changes...............................................................9
         3.23     Compliance with Other Instruments....................................10
         3.24     Insurance............................................................11
         3.25     Tax Returns, Payments and Elections..................................11

4.       REPRESENTATIONS AND WARRANTS OF THE PURCHASERS................................11

         4.1      Requisite Power and Authority........................................11
         4.2      Consents.............................................................12


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

                               TABLE OF CONTENTS
                                  (CONTINUED)

         4.3      Investment Representations...........................................12
         4.4      Transfer Restrictions................................................13

5.       CONDITIONS TO CLOSING.........................................................13

         5.1      Conditions to Purchasers' Obligations at the Closing.................13
         5.2      Conditions to Obligations of the Corporation.........................15

6.       MISCELLANEOUS.................................................................15

         6.1      Governing Law........................................................15
         6.2      Survival.............................................................15
         6.3      Successors and Assigns...............................................16
         6.4      Entire Agreement.....................................................16
         6.5      Severability.........................................................16
         6.6      Amendment and Waiver.................................................16
         6.7      Delays or Omissions..................................................16
         6.8      Notices..............................................................16
         6.9      Expenses.............................................................17
         6.10     Attorneys' Fees......................................................17
         6.11     Titles and Subtitles.................................................17
         6.12     Counterparts.........................................................17
         6.13     Pronouns.............................................................17
         6.14     Broker's Fees........................................................17
         6.15     Exculpation Among Purchasers.........................................17
         6.16     Waiver of conflicts..................................................17

                   ADESSO SPECIALTY SERVICES ORGANIZATION INC.

                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT

         THIS SERIES E PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is entered into by and among ADESSO SPECIALTY SERVICES ORGANIZATION INC., a California corporation (the "Corporation") and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached hereto as Exhibit A (which persons and entities are hereinafter collectively referred to as "Purchasers" and each individually as "Purchaser").

                                    RECITALS

         WHEREAS, the Corporation has authorized the sale and issuance of an aggregate of up to one million two hundred thousand (1,200,000) shares of its Series E Preferred Stock (the "Shares");

         WHEREAS, Purchasers desire to purchase the Shares on the terms and conditions set forth herein; and

         WHEREAS, the Corporation desires to issue and sell the Shares to Purchasers on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.       AGREEMENT TO SELL AND PURCHASE.

         1.1 AUTHORIZATION OF SHARES. On or prior to the Closing (as defined in
Section 2 below), the Corporation shall have authorized (i) the sale and issuance to Purchasers of the Shares and (ii) the issuance of such shares of Common Stock to be issued upon conversion of the Shares (the "Conversion Shares"). The Shares and the Conversion Shares shall have the rights, preferences, privileges and restrictions set forth in the Amended and Restated Articles of Incorporation of the Corporation, as amended, in the form attached hereto as Exhibit B (the "Restated Articles").

         1.2 SALE AND PURCHASE. Subject to the terms and conditions hereof, at the Closing (as hereinafter defined) the Corporation hereby agrees to issue and sell to each Purchaser, severally and not jointly, and each Purchaser agrees to purchase from the Corporation, severally and not jointly, the number of Shares set forth opposite such Purchaser's name on Exhibit A, at a purchase price of $16.80 per share.

2.       CLOSING, DELIVERY AND PAYMENT.

         2.1 CLOSING. The closing of the sale and purchase of the Shares under this Agreement (the "Closing") shall take place on the date hereof, at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304-1050 or at such other time or place as the

Corporation and Purchasers may mutually agree (such date is hereinafter referred to as the "Closing Date").

         2.2 DELIVERY. At the Closing, subject to the terms and conditions hereof, the Corporation will deliver to the Purchasers certificates representing the number of Shares to be purchased at the Closing by each Purchaser, against payment of the purchase price therefor by cancellation of indebtedness of the Corporation to such Purchaser or by check or wire transfer made payable to the order of the Corporation.

         2.3 SUBSEQUENT SALES OF SERIES E PREFERRED STOCK. At any time on or before the 30th day following the Closing, the Corporation may sell up to the balance of Series E Preferred Stock authorized but not sold at the Closing to such persons as may be approved by the Chief Executive Officer of the Corporation. All such sales shall be made on the terms and conditions set forth in this Agreement. Any shares of Series E Preferred Stock sold pursuant to this
Section 2.3 shall be deemed to be "Series E Preferred Stock" for all purposes under this agreement and shall be deemed "Shares" sold pursuant to this Agreement, and any purchasers therefore shall be deemed to be "Purchasers" for all purposes under this agreement. Should any such sales be made, the Corporation shall prepare and distribute to the Purchasers a revised Exhibit A to this Agreement reflecting such sales.

3.       REPRESENTATIONS AND WARRANTIES OF THE CORPORATION.

         Except as set forth on the Schedule of Exceptions attached hereto as Exhibit C, the Corporation hereby represents and warrants to each Purchaser as follows:

         3.1 ORGANIZATION GOOD STANDING AND QUALIFICATION. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Corporation has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, the Amended and Restated Investors' Rights Agreement in the form attached hereto as Exhibit D (the "Investors' Rights Agreement"), the Amended and Restated Co-Sale Agreement attached hereto as Exhibit E (the "Co-Sale Agreement") and the Amended and Restated Voting Agreement attached hereto as Exhibit F (the "Voting Agreement") (collectively, the "Related Agreements"), to issue and sell the Shares hereunder, to issue the Conversion Shares, and to carry out the provisions of this Agreement, the Related Agreements and the Restated Articles and to carry on its business as currently conducted and as currently proposed to be conducted. The Corporation is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Corporation or its business. The Corporation owns no equity securities of any other corporation, limited partnership or similar entity. The Corporation is not a participant in any joint venture, partnership or similar arrangement.

         3.2 CAPITALIZATION; VOTING RIGHTS. The authorized capital stock of the Corporation, immediately prior to the Closing, will consist of 7,000,000 shares of Common Stock, 277,082 shares of which are issued and outstanding and 1,091,525 shares of which are reserved for future issuance to employees and directors of and consultants to the Corporation pursuant to the Corporation's 1995 Stock Option Plan and 1997 Stock Option Plan and 5,535,000 shares of Preferred Stock, 1,000,000 shares of which are designated Series A Preferred Stock, 790,000 shares of which are issued and outstanding and 135,615 shares of which are reserved for future issuance upon exercise of warrants, 1,185,000 shares of which are designated Series B Preferred Stock, 1,021,356 shares of which are issued and outstanding, 900,000 shares of which have been designated Series C Preferred Stock, 853,631 shares of which are issued and outstanding, 1,250,000 shares of which have been designated as Series D Preferred Stock, 1,196,570 shares of which are issued and outstanding, and 1,200,000 shares of which are designated Series E Preferred Stock, none of which are issued and outstanding. All issued and outstanding shares of the Corporation's Common and Preferred Stock (i) have been duly authorized and validly issued, (ii) are fully paid and nonassessable, and (iii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The rights, preferences, privileges and restrictions of the Shares are as stated in the Restated Articles. The Conversion Shares have been duly and validly reserved for issuance. Other than as set forth in this
Section 3.2 and except for the conversion privileges of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D, and Series E Preferred Stock and the rights set forth in the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or shareholder agreements, or agreements of any kind for the purchase or acquisition from the Corporation of any of its securities. When issued in compliance with the provisions of this Agreement and the Restated Articles, the Shares and the Conversion Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; PROVIDED, HOWEVER, that the Shares and the Conversion Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or in the related agreements, or as otherwise required by such laws at the time a transfer is proposed.

         3.3 AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the Corporation, its officers, directors and shareholders necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Corporation hereunder and thereunder at the Closing and the authorization, sale, issuance and delivery of the Shares pursuant hereto and the Conversion Shares pursuant to the Restated Articles has been taken or will be taken prior to the Closing. The Agreement and the Related Agreements, when executed and delivered, will be valid and binding obligations of the Corporation enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization moratorium or other laws of general application affecting enforcement of creditors' rights; (ii) general principles of equity that restrict the availability of equitable remedies; and
(iii) to the extent that the enforceability of the indemnification provisions in
Section 2.9 of the Investors' Rights Agreement may be limited by applicable laws. The sale of the Shares and the subsequent conversion of the Shares into Conversion Shares and are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

         3.4      AGREEMENTS; ACTION.

                  (a) Except for agreements explicitly contemplated hereby and in the related agreements and agreements between the Corporation and its employees with respect to the sale of the Corporation's Common Stock, there are no agreements, understandings or proposed transactions between the Corporation and any of its officers or directors or any affiliate thereof.

                  (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Corporation is a party or to its knowledge by which it is bound that may involve (i) obligations (contingent or otherwise) of, or payments to, the Corporation in excess of $50,000, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Corporation (other than licenses arising from the purchase of "off the shelf" or other standard products), or (iii) provisions restricting or affecting the development, manufacture or distribution of the Corporation's products or services, or (iv) indemnification by the Corporation with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase or sale agreements entered into in the ordinary course of business).

                  (c) The Corporation has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities (other than with respect to indebtedness and other obligations incurred in the ordinary course of business) individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $100,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

                  (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Corporation has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

                  (e) The Corporation is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Restated Articles or Bylaws that adversely affects its business as now conducted or as proposed to be conducted its properties or its financial condition.

                  (f) The Corporation has not engaged in the past three months in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Corporation with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Corporation, or a transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of, or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Corporation.

         3.5 OBLIGATIONS TO RELATED PARTIES. There are no obligations of the Corporation to officers, directors, shareholders, or employees of the Corporation other than (a) for payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Corporation and
(c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan or agreements approved by the Board of Directors of the Corporation). The Corporation is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. To the best of the Corporation's knowledge, none of the officers, directors or shareholders of the Corporation, or any members of their immediate families, have any direct or indirect ownership interest in any firm or corporation with which the Corporation is affiliated or with which the Corporation has a business relationship, or any firm or corporation that competes with the Corporation, except that officers, directors and/or shareholders of the Corporation may own stock in publicly traded companies which may compete with the Corporation. No officer or director of the Corporation is a member of the immediate family of any other officer or director of the Corporation, and no officer, director or shareholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Corporation (other than such contracts as relate to any such person's ownership of capital stock or other securities of the Corporation). There are no agreements, understandings or arrangements, either oral or written, between the Corporation and any of its shareholders except for this Agreement and the Related Agreements and, to the Corporation's knowledge, between any of its shareholders except for this Agreement and the Related Agreements.

         3.6 TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. The Corporation has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (i) those resulting from taxes which have not yet become delinquent, (ii) minor liens and encumbrances that do not materially detract from the value of the property subject thereto or materially impair the operations of the Corporation, and (iii) those that have otherwise arisen in the ordinary course of business that do not materially impair the operations of the Corporation. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Corporation are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used.

         3.7 PATENTS AND TRADEMARKS. To the best of its knowledge, the Corporation owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, information and other proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted, without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Corporation bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products. The Corporation has not received any communications alleging that the Corporation has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The

Corporation is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency that would interfere with their duties to the Corporation or that would conflict with the Corporation's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Corporation's business by the employees of the Corporation, nor the conduct of the Corporation's business as proposed, will, to the Corporation's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated. The Corporation does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Corporation, except for inventions, trade secrets or proprietary information that have been assigned to the Corporation.

         3.8 COMPLIANCE WITH OTHER INSTRUMENTS. The Corporation is not in violation or default of any term of its Restated Articles or Bylaws, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ or, to its knowledge, any statute, rule or regulation applicable to the Corporation that would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Corporation. The execution, delivery, and performance of and compliance with this Agreement, and the Related Agreements, and the issuance and sale of the Shares pursuant hereto and of the Conversion Shares pursuant to the Restated Articles, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Corporation or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit license, authorization or approval applicable to the Corporation, its business or operations or any of its assets or properties.

         3.9 LITIGATION. There is no action, suit, proceeding or investigation pending or to the Corporation's knowledge currently threatened against the Corporation that questions the validity of this Agreement, or the Related Agreements or the right of the Corporation to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material change in the assets, condition, affairs or prospects of the Corporation, financially or otherwise, or any change in the current equity ownership of the Corporation, nor is the Corporation aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Corporation) involving the prior employment of any of the Corporation's employees, their use in connection with the Corporation's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Corporation is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Corporation currently pending or which the Corporation intends to initiate.

         3.10 EMPLOYEES. The Corporation has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Corporation's knowledge, threatened with respect to the Corporation. No employee has any agreement or contract, written or verbal, regarding the employment. The Corporation is not a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To the Corporation's knowledge, no employee of the Corporation, nor any consultant with whom the Corporation has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Corporation because of the nature of the business to be conducted by the Corporation; and to the Corporation's knowledge the continued employment by the Corporation of its present employees, and the performance of the Corporation's contracts with its independent contractors, will not result in any such violation. The Corporation has not received any notice alleging that any such violation has occurred. No employee of the Corporation has been granted the right to continued employment by the Corporation or to any material compensation following termination of employment with the Corporation. The Corporation is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Corporation, nor does the Corporation have a present intention to terminate the employment of any officer, key employee or group of key employees.

         3.11 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENTS. Each employee, officer and consultant of the Corporation who has access to confidential information has executed a Proprietary Information and Inventions Agreement substantially in the form of Exhibit H attached hereto. To the best of the Corporation's knowledge, none of its employees, officers or consultants is in violation of such agreement.

         3.12 OBLIGATIONS OF MANAGEMENT; EMPLOYEE SEARCH. Each officer of the Corporation is currently devoting 100% of his or her business time to the conduct of the business of the Corporation. The Corporation is not aware of any officer or key employee of the Corporation planning to work less than full time at the Corporation in the future.

         3.13 REGISTRATION RIGHTS. Except as required pursuant to the Investors' Rights Agreement, the Corporation is presently not under any obligation, and has not granted any rights, to register (as defined in Section 1 of the Investors' Rights Agreement) any of the Corporation's presently outstanding securities or any of its securities that may hereafter be issued.

         3.14 COMPLIANCE WITH LAWS; PERMITS. To its knowledge, the Corporation is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Corporation. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of the Shares or the Conversion Shares, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner. The Corporation has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Corporation and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted.

         3.15 ENVIRONMENTAL AND SAFETY LAWS. To its knowledge, the Corporation is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

         3.16 OFFERING VALID. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4.3 hereof, the offer, sale and issuance of the Shares and the Conversion Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Corporation nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such Shares by the Corporation within the registration provisions of the Securities Act.

         3.17 MINUTE BOOKS. The minute books of the Corporation made available to special counsel to the Purchasers contain a complete summary of all meetings of directors and shareholders since the time of incorporation and reflect all transactions referenced in such minutes accurately in all material respects.

         3.18 SECTION 83(b) ELECTIONS. To the Corporation's knowledge, all elections and notices permitted by Section 83(b) of the Internal Revenue Code and any analogous provisions of applicable state tax laws have been timely filed by all employees who have purchased shares of the Corporation's common stock under agreements that provide for the vesting of such shares.

         3.19 REAL PROPERTY HOLDING CORPORATION. The Corporation is not a real property holding corporation within the meaning of Internal Revenue Code Section 897(c)(2) and any regulations promulgated thereunder.

         3.20 DISCLOSURE. Neither this Agreement nor any information in the Exhibits hereto or otherwise furnished to the Purchasers taken as a whole contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading.

         3.21 FINANCIAL STATEMENTS. The Corporation has made available to each Purchaser its audited financial statements (including balance sheet, income statement and statement of cash flows) as of December 31, 1998 and for the fiscal year ended December 31, 1998 and its unaudited financial statements (including balance sheet, income statement and statement of cash flows) as of December 31, 1999 ("the "Statement Date") and for the one-month period ended January 31, 2000 (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Corporation as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Corporation has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the Statement Date and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate are not material to the financial condition or operating results of the Corporation. Except as disclosed in the Financial Statements, the Corporation is not a guarantor or indemnity of any indebtedness of any other person, firm or corporation. The Corporation maintains a standard system of accounting established and administered in accordance with generally accepted accounting principles.

         3.22 CHANGES. Since the Statement Date, there has not been, to the Corporation's knowledge:

                  (a) Any change in the assets, liabilities, financial condition or operations of the Corporation from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is expected to have a material adverse effect on such assets, liabilities, financial condition or operations of the Corporation;

                  (b) Any resignation or termination of any officers of the Corporation; and the Corporation, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

                  (c) Any material change, in the contingent obligations of the Corporation by way of guaranty, endorsement, indemnity, warranty, satisfaction, discharge or otherwise;

                  (d) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Corporation;

                  (e) Any waiver by the Corporation of a valuable right or of a material debt owed to it;

                  (f) Any direct or indirect loans made by the Corporation to any shareholder, employee, officer or director of the Corporation, other than immaterial advances made in the ordinary course of business;

                  (g) Any material change in any compensation arrangement or agreement with any employee, officer, director or shareholder;

                  (h) Any declaration, setting aside or payment of any dividend or other distribution of the assets of the Corporation, or any direct or indirect redemption, purchase or other acquisition of any of the Corporation's capital stock by the Corporation;

                  (i) Any mortgage, pledge, transfer of a security interest in, or lien, created by the Corporation with respect to any of its material properties or assets, except for liens for taxes not yet due or payable;

                  (j) Any debt, obligation or liability incurred, assumed or guaranteed by the Corporation, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

                  (k) Any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

                  (l) Any change in any material agreement to which the Corporation is a party or by which it is bound which materially and adversely affects the business, assets, liabilities, financial condition, operations or prospects of the Corporation, including compensation agreements with the Corporation's employees;

                  (m) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Corporation;

                  (n) Any other event or condition of any character that, either individually or cumulatively, has materially and adversely affected the business, assets, liabilities, financial condition, operations or prospects of the Corporation; or

                  (o) any arrangement or commitment by the Corporation to do any of the items described in this section 3.22.

         3.23 COMPLIANCE WITH OTHER INSTRUMENTS. The Corporation is not in violation or default of any term of its Restated Articles or Bylaws, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ or, to its knowledge, any statute, rule or regulation applicable to the Corporation which would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Corporation. The execution, delivery, and performance of and compliance with this Agreement, and the Related Agreements, and the issuance and sale of the Shares pursuant hereto and of the Conversion Shares pursuant to the Restated Articles, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Corporation or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit license, authorization or approval applicable to the Corporation, its business or operations or any of its assets or properties.

         3.24 INSURANCE. The Corporation has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

         3.25 TAX RETURNS, PAYMENTS AND ELECTIONS. The Corporation has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Corporation has paid all taxes and other assessments due, except those contested by it in good faith that are listed in the Schedule of Exceptions. The provision for taxes of the Corporation as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. The Corporation has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material effect on the Corporation, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets. The Corporation has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Corporation's federal income tax returns and none of its state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities. Since the Statement Date, the Corporation has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. The Corporation has withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories.

4.       REPRESENTATIONS AND WARRANTS OF THE PURCHASERS.

         Each Purchaser hereby represents and warrants to the Corporation as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Corporation set forth in this Agreement):

         4.1 REQUISITE POWER AND AUTHORITY. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement and the Related Agreements have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratoritun or other laws of general application affecting enforcement of creditors' rights, (ii) general principles of equity that restrict the availability of equitable remedies, and (iii) to the extent that the enforceability of the indemnification provisions of Section 2.9 of the Investors' Rights Agreement may be limited by applicable laws.

         4.2 CONSENTS. All consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings with any governmental or banking authority on the part of Purchaser required in connection with the consummation of the transactions contemplated in the Agreement, or the Related Agreements have been or shall have been obtained prior to and be effective as of the Closing.

         4.3 INVESTMENT REPRESENTATIONS. Purchaser understands that neither the Shares nor the Conversion Shares have been registered under the Securities Act. Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement. Purchaser hereby represents and warrants as follows:

                  (a) PURCHASER BEARS ECONOMIC RISK. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Corporation so that it is capable of evaluating the merits and risks of its investment in the Corporation and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Shares (or the Conversion Shares) are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that the Corporation has no present intention of registering the Shares, the Conversion Shares or any shares of its Common Stock. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Shares or the Conversion Shares under the circumstances, in the amounts or at the times Purchaser might propose.

                  (b) ACQUISITION FOR OWN ACCOUNT. Purchaser is acquiring the Shares (and the Conversion Shares) for Purchaser's own account for investment only, and not with a view towards their distribution.

                  (c) PURCHASER CAN PROTECT ITS INTEREST. Purchaser represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement, and the Related Agreements. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

                  (d) ACCREDITED INVESTOR. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

                  (e) CORPORATION INFORMATION. Purchaser has had an opportunity to discuss the Corporation's business, management and financial affairs with directors, officers and management of the Corporation and has had the opportunity to review the Corporation's operations and facilities. Purchaser has also had the opportunity to ask questions of and receive answers from, the Corporation and its management regarding the terms and conditions of this investment.

                  (f) RULE 144. Purchaser acknowledges and agrees that the Shares and, if issued, the Conversion Shares must be held indefinitely unless they are subsequently registered under the

Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Corporation, the resale occurring not less than the required holding period after a party has purchased and paid for the security to be sold, the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the number of shares being sold during any three-month period not exceeding specified limitations.

                  (g) RESIDENCE. If the Purchaser is an individual, then the Purchaser resides in the state or province identified in the address of the Purchaser set forth on Exhibit A; if the Purchaser is a partnership, corporation, limited liability Corporation or other entity, then the office or offices of the Purchaser in which its investment decision was made is located at the address or addresses of the Purchaser set forth on Exhibit A.

         4.4 TRANSFER RESTRICTIONS. Each Purchaser acknowledges and agrees that the Shares, and if issued, the Conversion Shares are subject to restrictions on transfer as set forth in the Investors' Rights Agreement.

5.       CONDITIONS TO CLOSING.

         5.1 CONDITIONS TO PURCHASERS' OBLIGATIONS AT THE CLOSING. Purchasers' obligations to purchase the Shares at the Closing are subject to the satisfaction, at or prior to the Closing, of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Corporation in
Section 3 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Corporation shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

                  (b) LEGAL INVESTMENT. On the Closing Date, the sale and issuance of the Shares and the proposed issuance of the Conversion Shares shall be legally permitted by all laws and regulations to which Purchasers and the Corporation are subject.

                  (c) CONSENTS, PERMITS, AND WAIVERS. The Corporation shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Related Agreements (except for such as may be properly obtained subsequent to the Closing).

                  (d) FILING OF RESTATED ARTICLES. The Restated Articles shall have been filed with the Secretary of State of the State of California.

                  (e) CORPORATE DOCUMENTS. The Corporation shall have delivered to Purchasers or their counsel, copies of all corporate documents of the Corporation as Purchasers shall reasonably request.

                  (f) RESERVATION OF CONVERSION SHARES. The Conversion Shares issuable upon conversion of the Shares shall have been duly authorized and reserved for issuance upon such conversion.

                  (g) COMPLIANCE CERTIFICATE. The Corporation shall have delivered to Purchasers a Compliance Certificate, executed by the President of the Corporation, dated the date of the Closing, to the effect that the conditions specified in subsections (a), (c), (d) and (f) of this Section 5.1 have been satisfied.

                  (h) INVESTORS' RIGHTS AGREEMENT. An Amended and Restated Investors' Rights Agreement substantially in the form attached hereto as Exhibit D shall have been executed and delivered by the parties thereto.

                  (i) CO-SALE AGREEMENT. The Amended and Restated Co-Sale Agreement substantially in the form attached hereto as Exhibit E shall have been executed and delivered by the parties thereto. The stock certificates representing the shares subject to the Amended and Restated Co-Sale Agreement shall have been delivered to the Secretary of the Corporation and shall have had appropriate legends placed upon them to reflect the restrictions on transfer set forth on the Amended and Restated Co-Sale Agreement.

                  (j) VOTING AGREEMENT. An Amended and Restated Voting Agreement substantially in the form attached hereto as Exhibit F shall have been executed and delivered by the parties thereto.

                  (k) BOARD OF DIRECTORS. Upon the Closing, the authorized size of the Board of Directors of the Corporation shall be eight members and the Board shall consist of Dr. Richard Lamnan, Charles Kokesh, Thomas Stephenson, Ronald Kase, Dr. Gilbert Kliman, Terrence Burke, Judd Jessup, and Brian Barnard.

                  (l) LEGAL OPINION. The Purchasers shall have received from legal counsel to the Corporation an opinion addressed to them, dated as of the Closing Date, in substantially the form attached hereto as Exhibit I.

                  (m) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their special counsel, and the Purchasers and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

         5.2 CONDITIONS TO OBLIGATIONS OF THE CORPORATION. The Corporation's obligation to issue and sell the Shares are subject to the satisfaction, on or prior to the Closing, of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by Purchasers in Section 4 hereof shall be true and correct in all material respects at the date of the Closing, with the same force and effect as if they had been made on and as of said date.

                  (b) PERFORMANCE OF OBLIGATIONS. Purchasers shall have performed and complied with all agreements and conditions herein required to be performed or complied with by Purchasers on or before the Closing.

                  (c) FILING OF RESTATED ARTICLES. The Restated Articles shall have been filed with the Secretary of State of the State of California.

                  (d) INVESTORS' RIGHTS AGREEMENT. An Amended and Restated Investors' Rights Agreement substantially in the form attached hereto as Exhibit D shall have been executed and delivered by the Purchasers.

                  (e) CO-SALE AGREEMENT. The Amended and Restated Co-Sale Agreement substantially in the form attached hereto as Exhibit E shall have been executed and delivered by the parties thereto. The stock certificates representing the shares subject to the Amended and Restated Co-Sale Agreement shall have been delivered to the Secretary of the Corporation and shall have had appropriate legends placed upon them to reflect the restrictions on transfer set forth on the Amended and Restated Co-Sale Agreement.

                  (f) VOTING AGREEMENT. An Amended and Restated Voting Agreement substantially in the form attached hereto as Exhibit F shall have been executed and delivered by the parties thereto.

                  (g) CONSENTS, PERMITS, AND WAIVERS. The Corporation shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Related Agreements (except for such as may be properly obtained subsequent to the Closing).

6.       MISCELLANEOUS.

         6.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California.

         6.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Corporation pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Corporation hereunder solely as of the date of such certificate or instrument.

         6.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

         6.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, the Related Agreements and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

         6.5 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         6.6 AMENDMENT AND WAIVER.

                  (a) This Agreement may be amended or modified only upon the written consent of the Corporation and holders of at least a majority of the Shares (treated as if converted and including any Conversion Shares into which the Shares have been converted that have not been sold to the public).

                  (b) The obligations of the Corporation and the rights of the holders of the Shares and the Conversion Shares under the Agreement may be waived only with the written consent of the holders of at least a majority of the Shares (treated as if converted and including any Conversion Shares into which the Shares have been converted that have not been sold to the public).

         6.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, the Related Agreements or the Restated Articles, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Purchaser's part of any breach, default or noncompliance under this Agreement, the Related Agreements or under the Restated Articles or any waiver on such party's part of any provisions or conditions of the Agreement, the Related Agreements, or the Restated Articles must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Related Agreements, the Restated Articles, Bylaws, or otherwise afforded to any party, shall be cumulative and not alternative.

         6.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Corporation at the address as set forth on the signature page hereof and to Purchaser at the address set forth on Exhibit A attached hereto or at such other address as the Corporation or Purchaser may designate by ten days' advance written notice to the other parties hereto.

         6.9 EXPENSES. The Corporation shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement.

         6.10 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         6.11 TITLES AND SUBTITLES. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         6.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         6.13 PRONOUNS. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

         6.14 BROKER'S FEES. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 6.14 being untrue.

         6.15 EXCULPATION AMONG PURCHASERS. Each Purchaser acknowledges that it is not relying upon any person, firm, or corporation, other then the Corporation and its officers and directors, in making its investment or decision to invest in the Corporation. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Shares and Conversion Shares.

         6.16 WAIVER OF CONFLICTS. Each party to this Agreement acknowledges that legal counsel for the Corporation, Wilson Sonsini Goodrich & Rosati ("WSGR") has in the past and may continue in the future to perform legal services for one or more of the Purchasers or their affiliates in matters unrelated to the transactions contemplated by this Agreement, including, but not limited to, the representation of the Purchasers in matters of a similar nature to the transactions contemplated herein. Each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (b) acknowledges that with respect to the transactions contemplated herein, WSGR has represented the Corporation and not any individual Purchaser or any individual shareholder, director or employee of the Corporation; and (c) gives its informed consent to WSGR's representation of the Corporation in the transactions contemplated by this Agreement and WSGR's representation of fone or more of the Purchasers or their affiliates in matters unrelated to such transactions. The Corporation hereby confirms that WSGR may act as the Corporation's counsel in connection with the transactions contemplated herein and WSGR may continue to act as general counsel for the Corporation.





                       [THIS SPACE INTENTIALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed the Series E Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.


CORPORATION:                                PURCHASER:



ADESSO SPECIALTY SERVICES                   -----------------------------------
ORGANIZATION INC.                           (Print Name of Purchaser)


By: /s/ Brian K. Barnard                    By:
  --------------------------------             --------------------------------
    Brian K. Barnard                        (Signature)
    Chief Executive Officer

                                            Title:
                                                  -----------------------------










                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed the Series E Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.


CORPORATION:                                PURCHASER:



                                            SEQUOIA CAPITAL VI
                                            SEQUOIA TECHNOLOGY PARTNERS VI
ADESSO SPECIALTY SERVICES                   -----------------------------------
ORGANIZATION INC.                           (Print Name of Purchaser)


By:                                         By: /s/ THOMAS STEPHENSON
  --------------------------------             --------------------------------
    Brian K. Barnard                        (Signature)
    Chief Executive Officer

                                            Title: General Partner
                                                  -----------------------------










                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed the Series E Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.


CORPORATION:                                PURCHASER:



ADESSO SPECIALTY SERVICES                   -----------------------------------
ORGANIZATION INC.                           (Print Name of Purchaser)


By:                                         By:
  --------------------------------             --------------------------------
    Brian K. Barnard                        (Signature)
    Chief Executive Officer

                                            Title:
                                                  -----------------------------


PURCHASER:

TECHNOLOGY FUNDING PARTNERS III, L.P.,
A Delaware Limited Partnership
                                            TECHNOLOGY FUNDING VENTURE
By: Technology Funding Inc.,                PARTNERS V, AN AGGRESSIVE GROWTH
    Managing General Partner                FUND, L.P.,
                                            A Delaware Limited Partnership

By: /s/ GREGORY T. GEORGE                   By: Technology Funding Inc.,
   -------------------------------              Managing General Partner

Title: Vice President                       By: /s/ GREGORY T. GEORGE
      ----------------------------             --------------------------------

                                            Title: Vice President
                                                  -----------------------------

TECHNOLOGY FUNDING VENTURE
PARTNERS IV, AN AGGRESSIVE GROWTH
FUND, L.P.,
A Delaware Limited Partnership              TECHNOLOGY FUNDING MEDICAL
                                            PARTNERS I, L.P.,
                                            A Delaware Limited Partnership
By: Technology Funding Inc.,
    Managing General Partner                By: Technology Funding Inc.,
                                                Managing General Partner

By: /s/ GREGORY T. GEORGE                   By: /s/ GREGORY T. GEORGE
   -------------------------------             --------------------------------

Title: Vice President                       Title: Vice President
      ----------------------------                -----------------------------


                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed the Series E Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.


CORPORATION:                                PURCHASER:


ADESSO SPECIALTY SERVICES                   HYBRID VENTURE PARTNERS, L.P., a
ORGANIZATION INC.                           Delaware limited partnership


By:                                         BY: Rosemont Venture Management I,
   -------------------------------              L.L.C.
   Brian K. Barnard                             Its General Partner
   Chief Executive Officer
                                            By: /s/ MANUEL A. HENRIQUE
                                               --------------------------------
                                            Name: Manuel A. Henrique
                                                 ------------------------------
                                            Title: Managing Member
                                                  -----------------------------









                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed the Series E Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.


CORPORATION:                                PURCHASER:

                                            NEW ENTERPRISE ASSOCIATES VII,
                                            LIMITED PARTNERSHIP
                                            By: NEA Partners VII, Limited
                                                Partnership
                                                Its General Partner
ADESSO SPECIALTY SERVICES                   -----------------------------------
ORGANIZATION INC.                           (Print Name of Purchaser)


By:                                         By: /s/ RONALD KASE
  --------------------------------             --------------------------------
    Brian K. Barnard                        (Signature)
    Chief Executive Officer

                                            Title: GENERAL PARTNER
                                                  -----------------------------














                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed the Series E Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.


CORPORATION:                                PURCHASER:

                                            InterWest Partners VI, L.P.
                                            InterWest Investors VI, L.P.
ADESSO SPECIALTY SERVICES                   -----------------------------------
ORGANIZATION INC.                           (Print Name of Purchaser)


By:                                         By: /s/ GILBERT H. KLIMAN
  --------------------------------             --------------------------------
    Brian K. Barnard                        (Signature)
    Chief Executive Officer

                                            Title: VENTURE MEMBER
                                                  -----------------------------









                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed the Series E Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.


CORPORATION:                                PURCHASER:

ADESSO SPECIALTY SERVICES                   HYBRID VENTURE PARTNERS, L.P., a
ORGANIZATION INC.                           Delaware limited partnership


By:                                         By: Rosemont Venture Management I,
  --------------------------------              L.L.C.
    Brian K. Barnard                            Its General Partner
    Chief Executive Officer
                                            By: /s/ MANUEL A. HENRIQUE
                                                 ------------------------------
                                            Name:   Manuel A. Henrique
                                                  -----------------------------
                                            Title: Managing Member










                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed the Series E Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.


CORPORATION:                                PURCHASER:


ADESSO SPECIALTY SERVICES                   COMDISCO, INC.
ORGANIZATION INC.                           -----------------------------------
                                            (Print Name of Purchaser)


By:                                         By: /s/ Jill C. Hanses
  --------------------------------             --------------------------------
    Brian K. Barnard                        (Signature)
    Chief Executive Officer

                                                       JILL C. HANSES
                                            Title:  SENIOR VICE PRESIDENT
                                                  -----------------------------









                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT

                                    EXHIBIT A
                   SERIES E PREFERRED STOCK PURCHASE AGREEMENT
                             SCHEDULE OF PURCHASERS

                                                                                    AGGREGATE
NAME AND ADDRESS                                               SHARES             PURCHASE PRICE
----------------                                               ------             --------------
TECHNOLOGY FUNDING PARTNERS III, L.P.                           7,726              $129,796.80
2000 Alameda de las Pulgas
San Mateo, CA 94403

TECHNOLOGY FUNDING VENTURE PARTNERS IV,
AN AGGRESSIVE GROWTH FUND L.P.                                 12,218              $205,262.40
2000 Alameda de las Pulgas
San Mateo, CA 94403

TECHNOLOGY FUNDING VENTURE PARTNERS V,
AN AGGRESSIVE GROWTH FUND L.P.                                 11,217              $188,445.60
2000 Alameda de las Pulgas
San Mateo, CA 94403

TECHNOLOGY FUNDING MEDICAL PARTNERS I, L.P.                     1,848               $31,046.40
2000 Alameda de las Pulgas
San Mateo, CA 94403

SEQUOIA CAPITAL VI                                             20,516              $344,668.40
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, CA  94025
Attn: Thomas F. Stephenson

SEQUOIA TECHNOLOGY PARTNERS VI                                  1,080               $18,144.40
3000 Sand Hill Road
Building 4, Suite 280
Menlo Park, CA  94025
Attn: Thomas F. Stephenson

INTERWEST PARTNERS VI, L.P.                                    15,765              $264,852.00
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA  94025
Attn: Gilbert H. Kliman, M.D.


INTERWEST INVESTORS VI, L.P.                                      494                $8,299.20
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA  94025
Attn: Gilbert H. Kliman, M.D.

NEW ENTERPRISE ASSOCIATES VII, L.P.                            18,422              $309,489.60
2490 Sand Hill Road
Menlo Park, CA  94025
Attn: Ron Kase

COMDISCO VENTURES                                              14,881              $250,000.80
3000 Sand Hill Road, Building 1, Suite 155
Menlo Park, CA  94025

HYBRID VENTURE PARTNERS, L.P.                                  14,881              $250,000.80
c/o Rosemont Venture Management I L.L.C.
3000 Sand Hill Road, Building 1, Suite 155
Menlo Park, CA 94025

TOTAL                                                         119,048            $2,000,006.40

                                    EXHIBIT B

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                     [SEAL]



                               SECRETARY OF STATE

     I, BILL JONES, Secretary of State of the State of California, hereby certify:

     That the attached transcript of 13 page(s) has been compared with the record on file in this office, of which it purports to be a copy, and that it is full, true and correct.


                                       IN WITNESS WHEREOF, I execute this
                                          certificate and affix the Great Seal
                                          of the State of California this day of

[SEAL]
                                                     MAR 20 2000
                                          --------------------------------------
                                                    /s/ Bill Jones

                                                 Secretary of State

                AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

                   ADESSO SPECIALTY SERVICES ORGANIZATION INC.          [STAMP]

         Brian K. Barnard and Richard B. Lanman hereby certify that:

         ONE: They are the duly elected and acting Chief Executive Officer and Secretary, respectively, of Adesso Specialty Services Organization Inc., a California corporation (the "Corporation" or the "Company").

         TWO: The Articles of Incorporation of this corporation are hereby amended and restated to read as follows:

                                        I

         The name of the Corporation is Adesso Specialty Services
Organization Inc.

                                       II

         The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                       III

                  A. This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares the Corporation shall have authority to issue is 12,535,000 shares, 7,000,000 shares of which shall be Common Stock (the "Common Stock") and 5,535,000 shares of which shall be Preferred Stock (the "Preferred Stock").

                  B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, within the limitations and restrictions stated in these Restated Articles, to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, the liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                  C. 1,000,000 of the authorized shares of Preferred Stock are hereby designated "Series A Preferred Stock" (the "Series A Preferred"), 1,185,000 of the authorized shares of Preferred Stock are hereby designated "Series B Preferred Stock" (the "Series B Preferred"),

900,000 of the authorized shares of Preferred Stock are hereby designated "Series C Preferred Stock" (the "Series C Preferred"), 1,250,000 of the authorized shares of Preferred Stock are hereby designated "Series D Preferred Stock" (the "Series D Preferred"), and 1,200,000 shares of the authorized shares of Preferred Stock are hereby designated "Series E Preferred Stock" (the "Series E Preferred"). The Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred, and the Series E Preferred are hereinafter collectively referred to as the "Series Preferred."

                  D. The rights, preferences, privileges, restrictions and other matters relating to the Series Preferred are as follows:

         1.       DIVIDEND RIGHTS.

                  (a) Holders of Series A Preferred, Series B Preferred, Series C Preferred, and Series D Preferred (but not Series E Preferred), in preference to the holders of any other stock of the Company ("Junior Stock"), shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds that are legally available therefor, cash dividends at the rate of eight percent (8%) of the "Original Issue Price" per annum on each outstanding share of Series Preferred (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares). The Original Issue Price of the Series A Preferred shall be $1.00, the Original Issue Price of the Series B Preferred shall be $3.25, the Original Issue Price of the Series C Preferred shall be $6.20, the Original Issue Price of the Series D Preferred shall be $8.40, and the Original Issue Price of the Series E Preferred shall be $16.80. Such dividends shall be payable only when, as and if declared by the Board of Directors and shall be non-cumulative.

                  (b) So long as any shares of Series Preferred shall be outstanding, no dividend, whether in cash or property, shall be paid or declared, nor shall any other distribution be made, on any Junior Stock, nor shall any shares of any Junior Stock of the Company be purchased, redeemed, or otherwise acquired for value by the Company (except for acquisitions of Common Stock by the Company pursuant to agreements that permit the Company to repurchase such shares upon termination of services to the Company or in exercise of the Company's right of first refusal upon a proposed transfer) until all dividends on the Series Preferred (set forth in Section 1(a) above) shall have been paid or declared and set apart. In the event dividends are paid on any share of Common Stock, an additional dividend shall be paid with respect to all outstanding shares of Series Preferred (including Series E Preferred) in an amount equal per share (on an as-if-converted to Common Stock basis) to the amount paid or set aside for each share of Common Stock. Subject to the rights of the holders of Series Preferred as set forth in Section 2(b) below, the provisions of this Section 1(b) shall not, however, apply to (i) a dividend payable in Common Stock, (ii) the acquisition of shares of any Junior Stock in exchange for shares of any other Junior Stock, or (iii) any repurchase of any outstanding securities of the Company that is approved by the Company's Board of Directors. In connection with repurchases by the Company of its Common Stock upon the termination of employment pursuant to its agreements with certain of the holders thereof, Sections 502, 503 and 506 shall not apply in whole or in part with respect to such repurchases.

         2.       VOTING RIGHTS.

                  (a) GENERAL RIGHTS. Except as otherwise provided herein or as required by law, the Series Preferred shall be voted equally with the shares of the Common Stock of the Company and not as a separate class, at any annual or special meeting of shareholders of the Company, and may act by written consent in the same manner as the Common Stock, in either case upon the following basis: each holder of shares of Series Preferred shall be entitled to such number of votes as shall be equal to the whole number of shares of Common Stock into which such holder's aggregate number of shares of Series Preferred are convertible (pursuant to Section 4 hereof) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

                  (b) SEPARATE VOTE OF SERIES PREFERRED. For so long as any shares of Series Preferred remain outstanding, in addition to any other vote or consent required herein or by law, the vote or written consent of the holders of at least a majority of the outstanding Series Preferred, voting on an as-if-converted to Common Stock basis, shall be necessary for effecting or validating the following actions:

                           (i) Any amendment, alteration, or repeal of any
provision of the Amended and Restated Articles or the Bylaws of the Company that affects adversely the voting powers, preferences, or other special rights or privileges, qualifications, limitations, or restrictions of the Series Preferred;

                           (ii) Any increase or decrease (other than by
redemption or conversion) in the authorized number of shares of Common Stock or Preferred Stock;

                           (iii) Any authorization or designation, whether by
reclassification or otherwise, of any new class of shares or series of stock or any other securities convertible into equity securities of the Company ranking on a parity with or senior to the rights, preferences or privileges of the Series Preferred in rights of redemption, conversion, antidilution provisions, liquidation preference, voting or dividends;

                           (iv) Any redemption, repurchase, payment of dividends
or other distributions with respect to Junior Stock (except for acquisitions of Common Stock by the Company pursuant to agreements that permit the Company to repurchase such shares upon termination of services to the Company or in exercise of the Company's right of first refusal upon a proposed transfer);

                           (v) Any agreement by the Company or its shareholders
regarding an Asset Transfer or Acquisition (each as defined in Section 3(c));

                           (vi) Any action that results in the payment or
declaration of a dividend on any shares of Common Stock or Preferred Stock; or

                           (vii) Any increase or decrease in the authorized
number of members of the Company's Board of Directors.

                  (c) ELECTION OF BOARD OF DIRECTORS. The members of the Company's Board of Directors shall be elected as follows: (i) holders of the Series A Preferred, voting as a separate class, shall be entitled to elect one member of the Board of Directors at or pursuant to each meeting or consent of the Company's shareholders for the election of directors, and to remove from office such director and to fill any vacancies caused by the resignation, death or removal of such director; (ii) holder of the Series B Preferred, voting as a separate class, shall be entitled to elect one member of the Board of Directors at or pursuant to each meeting or consent of the Company's shareholders for the election of directors, and to remove from office such director and to fill any vacancy caused by the resignation, death or removal of such director; (iii) holders of the Series C Preferred, voting as a separate class, shall be entitled to elect one member of the Board of Directors at or pursuant to each meeting or consent of the Company's shareholders for the election of directors, and to remove from office such director and to fill any vacancy caused by the resignation, death or removal of such director; (iv) holders of the Series D Preferred, voting as a separate class, shall be entitled to elect one member of the Board of Directors at or pursuant to each meeting or consent of the Company's shareholders for the election of directors, and to remove from office such director and to fill any vacancy caused by the resignation, death or removal of such director; and (v) all remaining directors authorized for election at such election of directors shall be elected by the holders of outstanding shares of Common Stock and Series Preferred in accordance with
Section 2(a) above.

         3.       LIQUIDATION RIGHTS.

                  (a) Upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any Junior Stock, the holders of Series Preferred, other than the holders of Series E Preferred, shall be entitled to be paid out of the assets of the Company an amount per share of Series Preferred equal to the applicable Original Issue Price plus all declared and unpaid dividends on such shares of Series Preferred (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) for each share of Series Preferred held by them.

                  (b) After the payment of the full liquidation preference of the Series Preferred, other than the Series E Preferred, as set forth in Section 3(a) above, the assets of the Company legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock and Series Preferred on an as-if-converted to Common Stock basis.

                  (c) The following events shall be considered a liquidation under this Section 3:

                           (i) any consolidation or merger of the Company with
or into any other corporation or other entity or person, or any other corporate reorganization, in which the shareholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the Company's voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions in which in excess of fifty percent (50%) of the Company's voting power is transferred (an "Acquisition"); or

                           (ii) a sale, lease or other disposition of all or
substantially all of the assets of the Company (an "Asset Transfer").

                  (d) Whenever the distribution provided for in this Section 3 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Company, PROVIDED, HOWEVER, that any securities to be delivered to the holders of the Series Preferred and/or Common Stock pursuant to this Section 3 shall be valued as follows:

                           (i) Securities not subject to investment letter or
other similar restrictions on free marketability:

                                    (1) If traded on a securities exchange or
the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) days prior to the date of distribution;

                                    (2) If actively traded over-the-counter, the
value shall be deemed to be the average of the closing bid prices over the 30-day period ending three (3) days prior to the date of distribution; and

                                    (3) If there is no active public market, the
value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company.

                           (ii) The method of valuation of securities subject to
investment letter or other restrictions on free marketability shall include an appropriate discount from the market value determined as above in (i)(A), (B) or
(C) to reflect the approximate fair market value thereof, as determined in good faith by the Board of Directors of the Company.

                  (e) If, upon any liquidation, distribution, or winding up, the assets of the Company shall be insufficient to make payment in full to all holders of Series Preferred, other than the holders of Series E Preferred, of the liquidation preferences set forth in Section 3(a) above, then such assets shall be distributed among the holders of Series Preferred, other than the holders of Series E Preferred, at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

         4. CONVERSION RIGHTS. The holders of the Series Preferred shall have the following rights with respect to the conversion of the Series Preferred into shares of Common Stock (the "Conversion Rights"):

                  (a) OPTIONAL CONVERSION. Subject to and in compliance with the provisions of this Section 4, any shares of Series Preferred may, at the option of the holder, be converted at any time into fully-paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series Preferred shall be entitled upon conversion shall be the product obtained by multiplying the applicable Conversion Rate then in effect (determined as provided in Section 4(b)) by the number of shares of Series Preferred being converted.

                  (b) CONVERSION RATE. The conversion rate in effect at any time for conversion of each Series Preferred (the "Series Preferred Conversion Rate") shall be the quotient obtained by dividing the Original Issue Price of such series by the "Series Preferred Conversion Price" for such series calculated as provided in Section 4(c).

                  (c) CONVERSION PRICE. The conversion price for each series of the Series Preferred shall initially be the Original Issue Price of such series (the "Series Preferred Conversion Price"). Each such initial Series Conversion Price shall be adjusted from time to time in accordance with this Section 4. All references to the Series Preferred Conversion Price shall mean the Series Preferred Conversion Price as so adjusted.

                  (d) MECHANICS OF CONVERSION. Each holder of Series Preferred who desires to convert the same into shares of Common Stock pursuant to this
Section 4 shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or any transfer agent for the Series Preferred, and shall give written notice to the Company at such office that such holder elects to convert the same. Such notice shall state the number of shares of Series Preferred being converted. Thereupon, the Company shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and shall promptly pay in cash or, to the extent sufficient funds are not then legally available therefor, in Common Stock (at the Common Stock's fair market value determined by the Board of Directors as of the date of such conversion), any declared and unpaid dividends on the shares of Series Preferred being converted. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series Preferred to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

                  (e) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Company shall at any time or from time to time after the date that the first share of Series E Preferred is issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock without a corresponding subdivision of the Series Preferred, each Series Preferred Conversion Price in effect immediately before that subdivision shall be proportionately decreased. Conversely, if the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Series Preferred, each Series Preferred Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this
Section 4(e) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (f) ADJUSTMENT FOR COMMON STOCK DIVIDENDS AND DISTRIBUTIONS. If the Company at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, in each such event each Series Preferred Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying each Series Preferred Conversion Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (2) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, each Series Preferred Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter each Series Preferred Conversion Price shall be adjusted pursuant to this Section 4(f) to reflect the actual payment of such dividend or distribution.

                  (g) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. If the Company at any time or from time to time after the Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, in each such event provision shall be made so that the holders of the Series Preferred shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of other securities of the Company that they would have received had their Series Preferred been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 4 with respect to the rights of the holders of the Series Preferred or with respect to such other securities by their terms.

                  (h) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Series Preferred is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than an Acquisition or Asset Transfer as defined in Section 3(c) or a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 4), in any such event each holder of Series Preferred shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Series Preferred could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

                  (i) REORGANIZATIONS, MERGERS, CONSOLIDATIONS OR SALES OF ASSETS. If at any time or from time to time after the Original Issue Date, there is a capital reorganization of the Common Stock (other than an Acquisition or Asset Transfer as defined in Section 3(c) or a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 4), as a part of such capital reorganization, provision shall be made so that the holders of the Series Preferred shall thereafter be entitled to receive upon conversion of the shares of the Series Preferred the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of Series Preferred after the capital reorganization to the end that the provisions of this Section 4 (including adjustment of each Conversion Price then in effect and the number of shares issuable upon conversion of the Series Preferred) shall be applicable after that event and be as nearly equivalent as practicable.

                  (j) SALE OF SHARES BELOW SERIES PREFERRED CONVERSION PRICE.

                           (i) If at any time or from time to time after the
Original Issue Date, the Company issues or sells, or is deemed by the express provisions of this subsection (j) to have issued or sold, Additional Shares of Common Stock (as defined in subsection (iv) below), other than as a dividend or other distribution on any class of stock as provided in Section 4(f) above, and other than a subdivision or combination of shares of Common Stock as provided in
Section 4(e) above, for an Effective Price (as defined in subsection (iv) below) less than the then effective Series Preferred Conversion Price for such series, then and in each such case the then existing applicable Series Preferred Conversion Price shall be reduced, as of the opening of business on the date of such issue or sale, to a price determined by multiplying the applicable Series Preferred Conversion Price by a fraction (i) the numerator of which shall be (A) the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale, plus (B) the number of shares of Common Stock that the aggregate consideration received (as defined in subsection
(j)(ii)) by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Series Preferred Conversion Price, and
(ii) the denominator of which shall be the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale plus the total number of Additional Shares of Common Stock so issued. For the purposes of the preceding sentence, the number of shares of Common Stock deemed outstanding as of the given date shall be the sum of (A) the number of shares of Common Stock actually outstanding as of the given date, (B) the number of shares of Common Stock into which the then outstanding shares of Series Preferred could be converted if fully converted on the day immediately preceding the given date, and (C) the number of shares of Common Stock which could be obtained through the exercise or conversion of all other rights, options and convertible securities on the day immediately preceding the given date.

                           (ii) For the purpose of making any adjustment
required under this Section 4(j), the consideration received by the Company for any issue or sale of securities shall (A) to the extent it consists of cash, be computed at the net amount of cash received by the Company after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale but without deduction of any expenses payable by the Company, (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors, and (C) if Additional Shares of Common Stock, Convertible Securities (as defined in subsection (iii) below) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration that covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

                           (iii) For the purpose of the adjustment required
under this Section 4(j), if the Company issues or sells any rights or options for the purchase of, or stock or other securities convertible into, Additional Shares of Common Stock (such convertible stock or securities being herein referred to as "Convertible Securities") and if the Effective Price of such Additional Shares of Common Stock is less than the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price, or Series E Conversion Price, as applicable, in each case the Company shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion thereof; provided that if in the case of Convertible Securities the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses; provided further that if the minimum amount of consideration payable to the Company upon the exercise or conversion of rights, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; provided further that if the minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities. No further adjustment of the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price, or Series E Conversion Price, as applicable, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price, or Series E Conversion Price, as applicable, as adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, Series D Conversion Price, or Series E Conversion Price, as applicable, which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of Series Preferred.

                           (iv) "Additional Shares of Common Stock" shall mean
all shares of Common Stock issued by the Company or deemed to be issued pursuant to this Section 4(j), whether or not subsequently reacquired or retired by the Company other than (1) shares of Common Stock issued upon conversion of the Series Preferred; (2) up to 1,108,226 shares of Common Stock and/or options, warrants or other Common Stock purchase rights, and the Common Stock issued pursuant to such options, warrants or other rights (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) after the Original Issue Date to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board; and (3) shares of Common Stock issued pursuant to the exercise of options, warrants or convertible securities outstanding as of the Original Issue Date. The
"Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this
Section 4(j), into the aggregate consideration received, or deemed to have been received by the Company for such issue under this Section 4(j), for such Additional Shares of Common Stock.

                  (k) ACCOUNTANTS' CERTIFICATE OF ADJUSTMENT. In each case of an adjustment or readjustment of any Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of the Series Preferred, if the Series Preferred is then convertible pursuant to this Section 4, the Company, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series Preferred at the holder's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (1) the consideration received or deemed to be received by the Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued or sold, (2) the applicable Conversion Price at the time in effect, (3) the number of Additional Shares of Common Stock and (4) the type and amount, if any, of other property which at the time would be received upon conversion of the Series Preferred.

                  (l) NOTICES OF RECORD DATE. Upon (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any Acquisition (as defined in Section 3(c)) or other capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other corporation, or any Asset Transfer (as defined in Section 3(c)), or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to each holder of Series Preferred at least 20 days prior to the record date specified therein a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up is expected to become effective, and (3) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up.

                  (m) AUTOMATIC CONVERSION.

                           (i) Each share of Series Preferred shall
automatically be converted into shares of Common Stock, based on the then-effective applicable Series Preferred Conversion Price, (A) at any time upon the affirmative election of the holders of at least two-thirds of the outstanding shares of the Series Preferred, voting on an as-if-converted to Common Stock basis, or (B) immediately upon the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company in which (i) the per share price is at least $16.80 (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like), and (ii) the gross cash proceeds to the Company (before underwriting discounts, commissions and fees) are at least $20,000,000. Upon such automatic conversion, any declared and unpaid dividends shall be paid in accordance with the provisions of Section 4(d).

                           (ii) Upon the occurrence of the event specified in
paragraph (i) above, the outstanding shares of Series Preferred shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series Preferred are either delivered to the Company or its transfer agent as provided below, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of the Series Preferred, the holders of Series Preferred shall surrender the certificates representing such shares at the office of the Company or any transfer agent for the Series Preferred. Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series Preferred surrendered were convertible on the date on which such automatic conversion occurred, and any declared and unpaid dividends shall be paid in accordance with the provisions of Section 4(d).

                  (n) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of Series Preferred. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series Preferred by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Common Stock's fair market value (as determined by the Board) on the date of conversion.

                  (o) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series Preferred. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series Preferred, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                  (p) NOTICES. Any notice required by the provisions of this
Section 4 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Company.

                  (q) PAYMENT OF TAXES. The Company will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series Preferred, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series Preferred so converted were registered.

                  (r) NO DILUTION OR IMPAIRMENT. Without the consent of the holders of at least a majority of the then outstanding Series Preferred, the Company shall not amend its Amended and Restated Articles of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series Preferred against dilution or other impairment.

         5. NO REISSUANCE OF SERIES PREFERRED. No share or shares of Series Preferred acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued.

                                       IV

                  A. The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

                  B. The Corporation is authorized to indemnify the directors and officers of the Corporation to the fullest extent permissible under California law.

                  C. Any repeal or modification of this Article shall only be prospective and shall not effect the rights under this Article in effect at the time of the alleged occurrence of any action or omission to act giving rise to liability."

         THREE: The foregoing amendment and restatement of the Articles of Incorporation has been duly approved by the Board of Directors of this Corporation.

         FOUR: The foregoing amendment and restatement of the Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the California Corporations Code. The total number of outstanding shares of Common Stock of the Corporation is 290,217, total number of outstanding shares of Series A Preferred Stock is 790,000, the total number of outstanding shares of Series B Preferred Stock is 1,021,356, the total number of outstanding shares of Series C Preferred Stock is 853,631, and the total number of outstanding shares of Series D Preferred Stock is 1,196,570. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50% of the outstanding shares of Common Stock and more than 50% of the outstanding shares of Series Preferred.

          We further declare under penalty of perjury that the matters set forth in the foregoing certificate are true and correct of our own knowledge.

         Executed at San Jose, California, on March 17, 2000.



                                      /s/ Brian K. Barnard
                                    -------------------------------------------
                                    Brian K. Barnard, Chief Executive Officer


                                      /s/ Richard B. Lanman
                                    -------------------------------------------
                                    Richard B. Lanman, Secretary


                                                               [SEAL]

                                    EXHIBIT C

                             SCHEDULE OF EXCEPTIONS

                                    EXHIBIT C

                             SCHEDULE OF EXCEPTIONS


The section numbers in this Schedule of Exceptions correspond to the sections of the Agreement; provided, however, that any information disclosed herein under any section number shall be deemed to be disclosed and incorporated into any other section of the Agreement where such disclosure would be appropriate.

3.2      CAPITALIZATION.

         1. There are warrants outstanding to purchase 135,615 shares of the Corporation's Series A Preferred Stock.

         2. The Corporation has reserved a total of 1,091,525 shares for issuance pursuant to its 1995 Stock Option Plan and its 1997 Stock Option Plan (the "Plans"). Options covering a total of 820,246 shares have been granted under the Plans.

         3. The Corporation has executed subordinated promissory notes payable to Comdisco, Inc., for a total of $3,500,000. Under the conversion agreement associated with this debt, the Lender has the option to convert $1,750,000 of the debt at the conversion strike price of $10.50 to 166,667 shares of Series D Preferred Stock.

3.3      AUTHORIZATION; BINDING OBLIGATIONS.

         1. Under its current Amended and Restated Investors' Rights Agreement, the Corporation has granted a right of first refusal to its Series A, Series B, Series C and Series D Preferred Stock investors with respect to new issuances of securities. These investors have either exercised or waived their rights with respect to the issuance of the Shares under the Agreement.

3.4      AGREEMENTS; ACTION.

         (b)      1.       Management Agreement between Adesso Mental Health
                           Specialties, Inc. and the Corporation, dated
                           January 1, 1996.

                  2. Management Agreement between Adesso Heart Specialists, Inc. and the Corporation, dated January 1, 1996.

                  3. Management Agreement between Adesso Gastroenterology Specialists, Inc. and the Corporation, dated January 1, 1996.

                  4. Management Agreement between Adesso General Surgeons, Inc. and the Corporation, dated January 1, 1996.

                  5. Management Agreement between Adesso Otolaryngology Specialists, Inc. and the Corporation, dated January 1, 1996.

                  6. Management Agreement between Adesso Urology Specialists, Inc. and the Corporation, dated January 1, 1996.

                  7. Management Agreement between Adesso Orthopedic Specialists, Inc. and the Corporation, dated January 1, 1996.

                  8. Management Agreement between Adesso Eye Specialists, Inc. and the Corporation, dated January 1, 1996.

                  9. Management Agreement between Adesso Obstetrics and Gynecology Specialists, Inc. and the Corporation, dated January 1, 1996.

                  10. Agreement with San Mateo County Individual Practice Association Medical Group, Inc. dated may 1, 1997.

                  11. Medical Network Services Agreement with Scottsdale Physician Hospital Organization, Inc. dated May 28, 1997.

                  12. Memorandum of Understanding with Adesso Heart Specialists dated November 21, 1996.

                  13. Management Agreement with Cardiovascular Physicians of Arizona, Inc. dated February 2, 1999.

                  14. Healthcare Information Technology Services Agreement with Highmark Inc. and Keystone Health Plan West, Inc. dated November 15, 1999.

                  15. Administrative Services agreement with Humana Health Plan of Texas, Inc., Humana HMO Texas, Inc., and PCA Health Plan of Texas, Inc. dated February 2, 2000.

                  16. Healthcare Information Services Agreement with Humana Health Plan, Inc. and Employers Health Insurance Company dated October 28, 1999.

                  17. Management Agreement with PacifiCare of Arizona, Inc. dated May 20, 1999.

                  18. Agreement with Prudential Health Care Plan, Inc. and The Prudential Insurance Company of America dated September 1, 1998.

                  19. Consulting Services Agreement with UnitedHealthcare of Florida, Inc. dated September 21, 1999.

                  20. Issuance of Convertible Promissory Notes to Sequoia Capital VI, New Enterprise Associates VII, L.P., InterWest Partners VI, L.P. and Sequoia

                           Technology Partners VI for a total of $945,453.60 on March 23, 2000, convertible into shares of Series E Preferred Stock.

         (c)      1.       See 3.4 (b)(20).

         (f)      1.       The Corporation has entered into discussions with
                           Total Therapeutic Management (TTM) for the acquisition of TTM.

3.5      OBLIGATIONS TO RELATED PARTIES.

         1. Richard B. Lanman, M.D. is a shareholder in the following medical corporations, each of which has a contractual relationship with the Corporation:

                  Adesso Heart Specialists, Adesso Gastroenterology Specialists, Adesso General Surgeons, Adesso Mental Health Specialists, Adesso Obstetrics & Gynecology Specialists, Adesso Eye Specialists, Adesso Orthopedic Specialists, Adesso Otolaryngology Specialists and Adesso Urology Specialists (collectively, the "IPAs").

         2. Charles Kokesh, a director and shareholder of the Corporation is also a director of each of the IPAs.

         3.       See 3.4(b)(20).

3.6      TITLE OF PROPERTIES AND ASSETS; LIENS, ETC.

         1. Office Lease between Evans & Sutherland Graphics Corporation and the Corporation, dated February 1, 2000.

         2. Office Lease between Kierland South Office Park L.C. and the Corporation, dated October 30, 1997.

         3. Office Lease between WHPX-S Real Estate limited Partnership and the Corporation, dated September 25, 1997.

         4. General Security Agreement in favor of Imperial Bank dated December 1, 1997, granting Imperial Bank a security interest in all of the Corporation's personal property, both tangible and intangible.

         5. Subordinated Loan and Security Agreement between Comdisco, Inc. and the Corporation dated June 11, 1999.

         6. On April 21, 1998, the Corporation entered into a Master Loan and Security Agreement with Transamerica Business Credit Corporation for the amount of $1,115,019. The equipment purchased with the borrowings collateralizes this loan. As of December 31, 1999, the Corporation had $730,461 of borrowings outstanding.

3.9      TAX RETURNS, PAYMENTS AND ELECTIONS

The Corporation's 1998 tax return which covers the period from July 1, 1998 to June 30, 1999 is currently past due with the Federal and State agencies. The returns are currently being prepared by Price Waterhouse Coopers and we expect the returns to be filed by April 30, 2000. Any late charges or penalties associated with the 1998 tax returns are not expected to be material and should be under $1,000. The Corporation's 1999 tax return which covers the period of July 1, 1999 to December 31, 1999 is currently under extension and has a filing date of September 15, 2000. All estimated taxes associated with both 1998 and 1999 income taxes have been paid and are current.

3.10     LITIGATION

SACRAMENTO GASTROENTEROLOGY V. ADESSO GASTROENTEROLOGY SPECIALISTS, INC.: CASE NO. 99CS01254.
Adesso Gastroenterology Specialists, Inc. (IPA) was ordered to arbitration with Sacramento Gastroenterology. The IPA's attorneys at Foley & Lardner have been in correspondence with Sacramento Gastroenterology's attorney, Ron Poirier regarding the arbitration. The last correspondence from Mr. Poirier was October 4, 1999 but he has thus far not commenced arbitration proceedings and the IPA's attorneys expect that he will not commence the proceedings.

101 PARK, LLC, A DELAWARE LIMITED LIABILITY COMPANY V. ADESSO SPECIALTY SERVICES ORGANIZATION, INC.: DCOO 389303
This complaint for Unlawful Detainer was filed against the Corporation on February 9, 2000 while the Corporation was attempting to move its corporate offices to another building owned by the same landlord that filed the complaint. The Corporation successfully moved its corporate offices on February 19, 2000 and is currently in settlement negotiations to pay any damages alleged by 101 Park, LLC. 101 Park, LLC's demand is for $19,800.67 and an undisclosed reconciliation for the 1999 CAM charges, which will be determined by 3/31/2000.

3.11     EMPLOYEES.

         1.       Offer Letter to John Chau dated May 12, 1999.

         2.       Offer Letter to Peter Chau dated June 29, 1999.

         3.       Offer Letter to Cristine Pena dated July 16, 1999.

         4.       Offer Letter to Mark Delunas dated January 6, 1999.

         5.       Offer Letter to David Lee Harris dated September 21, 1998.

         6.       Offer Letter to Vong Hathi dated June 15, 1999.

         7.       Offer Letter to Michael Hope dated January 19, 1999.

         8.       Offer Letter to Jennifer Jones dated July 16, 1999.

         9.       Offer Letter to Mary Ellen Marcoux dated July 14, 1999.

         10.      Offer Letter to Michelle Miller dated October 7, 1999.

         11.      Offer Letter to Jason Moore dated October 8, 1999.

         12.      Offer Letter to Patricia Nichols dated October 5, 1999.

         13.      Offer Letter to Nancy Rojas dated July 28, 1999.

         14.      Offer Letter to Rowena Shuma dated December 30, 1998.

         15.      Offer Letter to Lisa Valente dated February 5, 1999.

         16.      Offer Letter to Renu Verma dated July 9, 1999.

         17.      Offer Letter to Betsy Wilson dated August 24, 1999.

         18.      Offer Letter to Martha M. Ryan dated July 28, 1997.

         19.      Offer Letter to Aloha M. Russian dated July 15, 1997.

         20.      Offer Letter to Robert Sauer III dated July 12, 1999.

         21.      Offer Letter to Arthur Vera dated January 30, 1997.

         22.      Offer Letter to Joanne Wilson dated January 24, 2000.

         23.      Offer Letter to Vanessa Guy dated October 28, 1999.

         24.      Offer Letter to Allen Lee dated July 27, 1999.

         25.      Offer Letter to Bradley Luke dated May 12, 1999.

         26.      Offer Letter to Ruth Selan dated September 30, 1999.

         27.      Offer Letter to Lisa Widjaja dated May 28, 1999.

         28.      Offer Letter to Kris Chau dated November 9, 1999.

         29.      Offer Letter to Norm Donovan dated June 30, 1999.

         30.      Offer Letter to Jeffrey Hurley dated November 12, 1999.

         31.      Offer Letter to William Malone dated January 21, 2000.

         32.      Offer Letter to Priya Srivatsa dated November 25, 1998.

         33.      Offer Letter to Katherine Vanderveen dated December 3, 1998.

         34.      Offer Letter to Scott Wesolowski dated November 25, 1997.

         35.      Offer Letter to Brian Barnard dated August 6, 1998.

         36.      Offer Letter to Gabrielle Elmidolan dated November 14, 1999.

         37.      Offer Letter to Mary Juliana dated April 30, 1999.

         38.      Offer Letter to Linda Osman Roots dated December 30, 1998.

         39.      Offer Letter to Charisse Bench dated August 28, 1999.

         40.      Offer Letter to Keri Fogg dated July 15, 1999.

         41.      Offer Letter to Vanessa Rambis dated May 10, 1999.

         42.      Offer Letter to JoAnne Resnic dated May 28, 1998.

         43.      Offer Letter to Charlyn Iris Slade dated October 2, 1997.

         44. Adesso Employee Benefits Plan, including Medical, Dental, Life Insurance, Accidental Death & Dismemberment, Long Term Disability and Vision benefits.

3.22     CHANGES

         (a)      1.       See 3.4(b)(20).

         (j)      1.       See 3.4(b)(20).

                                    EXHIBIT D

                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                   ADESSO SPECIALTY SERVICES ORGANIZATION INC.



                              AMENDED AND RESTATED

                           INVESTORS' RIGHTS AGREEMENT

                                TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                               ----



1.       GENERAL......................................................................................................1

         1.1      Definitions.........................................................................................1

2.       REGISTRATION; RESTRICTIONS ON TRANSFER.......................................................................3

         2.1      Restrictions on Transfer............................................................................3
         2.2      Demand Registration.................................................................................4
         2.3      Piggyback Registrations.............................................................................5
         2.4      Form S-3 Registration...............................................................................6
         2.5      Expenses of Registration............................................................................7
         2.6      Obligations of the Corporation......................................................................7
         2.7      Termination of Registration Rights..................................................................9
         2.8      Delay of Registration; Furnishing Information.......................................................9
         2.9      Indemnification.....................................................................................9
         2.10     Assignment of Registration Rights..................................................................11
         2.11     Amendment of Registration Rights...................................................................12
         2.12     Limitation on Subsequent Registration Rights.......................................................12
         2.13     "Market Stand-Off" Agreement.......................................................................12
         2.14     Rule 144 Reporting.................................................................................12

3.       COVENANTS OF THE CORPORATION................................................................................13

         3.1      Basic Financial Information and Reporting..........................................................13
         3.2      Inspection Rights..................................................................................14
         3.3      Confidentiality of Records.........................................................................14
         3.4      Reservation of Common Stock........................................................................14
         3.5      Stock Vesting......................................................................................14
         3.6      Proprietary Information and Inventions Agreement...................................................14
         3.7      Real Property Holding Corporation..................................................................14
         3.8      Assignment of Right to Repurchase..................................................................15
         3.9      Termination of Covenants...........................................................................15

4.       RIGHTS OF FIRST REFUSAL.....................................................................................15

         4.1      Subsequent Offerings...............................................................................15
         4.2      Exercise of Rights.................................................................................16
         4.3      Issuance of Equity Securities to Other Persons.....................................................16
         4.4      Termination of Rights of First Refusal.............................................................16
         4.5      Transfer of Rights of First Refusal................................................................16
         4.6      Excluded Securities................................................................................16
         4.7      Special Series C Right of First Refusal............................................................17

5.       AMENDMENT AND RESTATEMENT...................................................................................17

         5.1      Amendment and Restatement..........................................................................17

6.       MISCELLANEOUS...............................................................................................17

                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                                                               PAGE
                                                                                                               ----





         6.1      Governing Law......................................................................................17
         6.2      Survival...........................................................................................17
         6.3      Successors and Assigns.............................................................................18
         6.4      Severability.......................................................................................18
         6.5      Amendment and Waiver...............................................................................18
         6.6      Delays or Omissions................................................................................18
         6.7      Notices............................................................................................18
         6.8      Attorneys' Fees....................................................................................19
         6.9      Titles and Subtitles...............................................................................19
         6.10     Pronouns...........................................................................................19
         6.11     Counterparts.......................................................................................19

                               INDEX OF EXHIBITS
                               -----------------


Schedule of Purchases                                  Exhibit A

Restated Article                                       Exhibit B

Schedule of Exceptions                                 Exhibit C

Amended and Restated Investors' Rights Agreement       Exhibit D

Amended and Restated Co-Sale Agreement                 Exhibit E

Amended and Restated Voting Agreement                  Exhibit F

List of Shareholders                                   Exhibit G

Proprietary Information and Inventions Agreement       Exhibit H

Form of Legal Opinion                                  Exhibit I

                              AMENDED AND RESTATED

                           INVESTORS' RIGHTS AGREEMENT

         THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "Agreement") is entered into as of the 6th day of April, 2000, by and among ADESSO SPECIALTY SERVICES ORGANIZATION INC., a California corporation (the "Corporation"), the holders of the Corporation's Series A Preferred Stock (the "Series A Stock"), Series B Preferred Stock (the "Series B Stock"), Series C Preferred Stock (the "Series C Stock"), Series D Preferred Stock (the "Series D Stock"), and Series E Preferred Stock (the "Series E Stock") set forth on Exhibit A hereto and Richard
B. Lanman (the "Founder"). The holders of the Series A Stock, Series B Stock, Series C Stock, Series D Stock, and Series E Stock shall be referred to hereinafter as the "Investors" and each individually as an "Investor." This Agreement is being entered into pursuant to Section 5.1 of that certain Series E Preferred Stock Purchase Agreement of even date herewith between the Corporation and the Purchasers set forth on Exhibit A thereto (the "Purchase Agreement").

                                    RECITALS

         WHEREAS, certain Investors hold shares of the Corporation's Series A Stock, Series B Stock, Series C Stock, Series D Stock and/or shares of Common Stock issued upon conversion thereof and possess registration rights, information rights, and other rights provided pursuant to an Amended and Restated Investors' Rights Agreement dated as of December 10, 1997, between the Corporation, the Founder and such Investors (the "Prior Agreement");

         WHEREAS, the Corporation, the Founder and the undersigned Investors who hold Series A Stock, Series B Stock, Series C, and Series D Stock desire to terminate the Prior Agreement and to provide to such Investors the rights created pursuant hereto in lieu of the rights granted to it under the Prior Agreement;

         WHEREAS, the Corporation and certain of the Investors have entered into an agreement or agreements for sale by the Corporation and purchase by such Investors of Series E Stock; and

         WHEREAS, in connection with the purchase and sale of the Corporation's Series E Stock pursuant to the Purchase Agreement, the Corporation and the Investors desire to provide for the registration of the Common Stock issued upon conversion or exercise of the Series E Stock and the granting of certain other rights to the Investors according to the terms of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements, covenants and considerations and releases contained herein, the parties hereby agree as follows:

1. GENERAL

         1.1 DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "HOLDER" means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.10 hereof.

         "INITIAL OFFERING" means the Corporation's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

         "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

         "REGISTRABLE SECURITIES" means (i) Common Stock of the Corporation issued or issuable upon conversion of the Shares; (ii) Common Stock issued or issuable upon conversion of any Shares issued upon exercise of the Warrants; and
(iii) any Common Stock of the Corporation issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

         "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be the number of shares determined by calculating the total number of shares of the Corporation's Common Stock that are Registrable Securities and either (1) are then issued and outstanding or (2) are issuable pursuant to then exercisable or convertible securities.

         "REGISTRATION EXPENSES" shall mean all expenses incurred by the Corporation in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Corporation, reasonable fees and disbursements not to exceed Twenty-five Thousand Dollars ($25,000) of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Corporation which shall be paid in any event by the Corporation).

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale.

         "SHARES" shall mean the Corporation's Series A Stock, Series B Stock, Series C Stock, Series D Stock, and Series E Stock.

         "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Corporation with the SEC.

         "SEC" or "COMMISSION" means the Securities and Exchange Commission.

         "WARRANTS" shall mean warrants to purchase Series A Stock held by the Investors.

2. REGISTRATION; RESTRICTIONS ON TRANSFER

         2.1 RESTRICTIONS ON TRANSFER.

                  (a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

                           (i) There is then in effect a registration statement
under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                           (ii) (A) The transferee has agreed in writing to be
bound by this Section 2.1, with the exception of transfers made pursuant to Rule 144 following the Initial offering (B) such Holder shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Corporation, such Holder shall have furnished the Corporation with an opinion of counsel, reasonably satisfactory to the Corporation, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Corporation will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                           (iii) Notwithstanding the provisions of paragraphs
(i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder that is (A) a partnership to its partners or former partners in accordance with partnership interests, (B) a corporation to its shareholders in accordance with their interest in the corporation, (C) a limited liability company to its members or former members in accordance with their interest in the limited liability company, or (D) to the Holder's family member or trust for the benefit of an individual Holder, provided the transferee will be subject to the terms of this Section 2.1 to the same extent as if he were an original Holder hereunder.

                  (b) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Agreement):

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                  (c) The Corporation shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Corporation) reasonably acceptable to the

Corporation to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

                  (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Corporation of an order of the appropriate blue sky authority authorizing such removal.

         2.2 DEMAND REGISTRATION.

                  (a) Subject to the conditions of this Section 2.2, if the Corporation shall receive a written request from the Holders of at least a majority of the Registrable Securities then outstanding (the "Initiating Holders") that the Corporation file a registration statement under the Securities Act covering the registration of Registrable Securities having an aggregate offering price to the public of not less than $5,000,000, then the Corporation shall, within ten days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, use its best efforts to effect, as soon as practicable, and in any event within 90 days of the receipt of such request, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered within 20 days of the mailing of such notice by the Corporation in accordance with Section 6.7.

                  (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Corporation as a part of their request made pursuant to this Section 2.2 and the Corporation shall include such information in the written notice referred to in Section 2.2(a). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Corporation). Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Corporation that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Corporation shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders) PROVIDED, HOWEVER, that the number of Registrable Securities to be included in the underwriting shall not be reduced unless all other securities are first entirely excluded from the offering. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

                  (c) The Corporation shall not be required to effect a registration pursuant to this Section 2.2:

                           (i) prior to the earlier to occur of (A) 180 days
after the Initial Offering and (B) the second anniversary of the date of this Agreement; or

                           (ii) after the Corporation has effected two
registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective; or

                           (iii) during the period starting with the date of
filing of, and ending on the date 180 days following the effective date of the registration statement pertaining to the Initial Offering; or

                           (iv) if within ten days of receipt of a written
request from Initiating Holders pursuant to Section 2.2(a), the Corporation gives notice to the Holders of the Corporation's intention to make its Initial Offering within 90 days; or

                           (v) if the Corporation shall furnish to Holders
requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Corporation, it would be seriously detrimental to the Corporation and its shareholders for such registration statement to be effected at such time, in which event the Corporation shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Corporation not more than once in any twelve month period.

         2.3 PIGGYBACK REGISTRATIONS. The Corporation shall notify all Holders and the Founder in writing at least 30 days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Corporation (including, but not limited to, registration statements relating to secondary offerings of securities of the Corporation, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Holder and the Founder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder or shares of Common Stock held by the Founder. The Founder and each Holder desiring to include in any such registration statement all or any part of the Common Stock or Registrable Securities held by it, respectively, shall, within 15 days after the above-described notice from the Corporation, so notify the Corporation in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder or shares of Common Stock held by the Founder. If the Founder or a Holder decides not to include all of its Common Stock or Registrable Securities, respectively, in any registration statement thereafter filed by the Corporation, such Founder or Holder shall nevertheless continue to have the right to include any Common Stock or Registrable Securities, respectively, in any subsequent registration statement or registration statements as may be filed by the Corporation with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                  (a) UNDERWRITING. If the registration statement under which the Corporation gives notice under this Section 2.3 is for an underwritten offering, the Corporation shall so advise the Holders of Registrable Securities and the Founder. In such event, the right of any such Holder or Founder to be included in a registration pursuant to this
Section 2.3 shall be conditioned upon such Holder's or Founder's participation in such underwriting and the inclusion of such Holder's Registrable Securities or shares of such Founder's Common Stock in the underwriting to the extent provided herein. Each Holder and Founder proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Corporation. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Corporation; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; third, to the Founder, for an amount of shares not to exceed 150,000 (as adjusted for stock splits and combinations); and fourth, to any shareholder of the Corporation (other than a Holder or the Founder) on a pro rata basis. No such reduction shall reduce the securities being offered by the Corporation for its own account to be included in the registration and underwriting, and in no event shall the amount of securities of the selling Holders included in the registration be reduced below 25% of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling shareholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than two-thirds of the Registrable Securities proposed to be sold in the offering.

                  (b) RIGHT TO TERMINATE REGISTRATION. The Corporation shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Corporation in accordance with Section 2.5 hereof.

         2.4 FORM S-3 REGISTRATION. In case the Corporation shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Corporation effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Corporation will:

                  (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

                  (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Corporation; provided, however, that the Corporation shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4

                           (i) if Form S-3 (or any successor or similar form) is
not available for such offering by the Holders, or

                           (ii) if the Holders, together with the holders of any
other securities of the Corporation entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000, or

                           (iii) if the Corporation shall furnish to the Holders
a certificate signed by the Chairman of the Board of Directors of the Corporation stating that in the good faith judgment of the Board of Directors of the Corporation, it would be seriously detrimental to the Corporation and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Corporation shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request shall be exercised by the Corporation not more than once in any 12 month period, or

                           (iv) in any particular jurisdiction in which the
Corporation would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                  (c) Subject to the foregoing, the Corporation shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

                  (d) Registrations effected pursuant to this Section 2.4 shall not be counted as demand for registration or registrations effected pursuant to Sections 2.2 or 2.3, respectively.

         2.5 EXPENSES OF REGISTRATION. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under
Section 2.3 or Section 2.4 herein shall be borne by the Corporation. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Corporation shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Corporation of which the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section
2.2 or Section 2.4, as applicable, in which event such right shall be forfeited by all Holders. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Corporation is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights pursuant to Section 2.2 or Section
2.4 to a demand registration.

         2.6 OBLIGATIONS OF THE CORPORATION. Whenever required to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 90 days or, if earlier, until the Holder or Holders have completed the distribution related thereto.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (g) Furnish, at the request of a majority of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Corporation for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated as of such date, from the independent certified public accountants of the Corporation, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders requesting registration of Registrable Securities.

                  (h) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Corporation are then listed.

                  (i) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

         2.7 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted to a Holder under this Section 2 shall terminate and be of no further force and effect five years after the Initial Offering. In addition, a Holder's registration rights shall expire if (i) the Corporation has completed its Initial Offering and is subject to the provisions of the Exchange Act, (ii) such Holder (together with its affiliates, partners and former partners) holds less than 1% of the Corporation's outstanding Common Stock (treating all shares of convertible Preferred Stock on an as converted basis) and (iii) all Registrable Securities held by and issuable to such Holder may be sold under Rule 144 during any 90 day period.

         2.8 DELAY OF REGISTRATION; FURNISHING INFORMATION.

                  (a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

                  (b) It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to Section 2.2, 2.3 or 2.4 on behalf of any selling Holder that such selling Holder shall furnish to the Corporation such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be required to effect the registration of its Registrable Securities.

                  (c) The Corporation shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if, due to the operation of subsection 2.8(b), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Corporation's obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

         2.9 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

                  (a) To the extent permitted by law, the Corporation will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Corporation: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Corporation of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Corporation will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Corporation, which consent shall not be unreasonably withheld, nor shall the Corporation be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

                  (b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Corporation, each of its directors and officers and each person, if any, who controls the Corporation within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Corporation or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Corporation or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.9 exceed the proceeds from the offering received by such Holder.

                  (c) Promptly after receipt by an indemnified party under this
Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

                  (d) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the proceeds from the offering received by such Holder.

                  (e) The obligations of the Corporation and Holders under this
Section 2.9 shall survive completion of any offering of Registrable Securities in a registration statement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  (f) Notwithstanding this Section 2.9, to the extent the provisions for indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the provisions of this Section 2.9, the indemnification and contribution provisions contained in such underwriting agreement shall control.

         2.10 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Corporation to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities that
(i) is a subsidiary, parent, general partner, limited partner or retired partner or affiliate of a Holder, (ii) is a Holder's family member or trust for the benefit of an individual Holder, or (iii) acquires at least 50,000 shares of Registrable Securities (as adjusted for stock splits and combinations); provided, however, (A) the transferor shall, within ten days after such transfer, furnish to the Corporation written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (B) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

         2.11 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Corporation and the Holders of at least a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon each Holder, the Founder and the Corporation. By acceptance of any benefits under this Section 2, Holders of Registrable Securities and the Founder hereby agree to be bound by the provisions hereunder.

         2.12 LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. After the date of this Agreement, the Corporation shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Corporation that would grant such holder registration rights equal to or senior to those granted to the Holders hereunder.

         2.13 "MARKET STAND-OFF" AGREEMENT. If requested by the Corporation or the representative of the underwriters of Common Stock (or other securities) of the Corporation, each Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Corporation held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters not to exceed 180 days following the effective date of a registration statement of the Corporation filed under the Securities Act, provided that:

                  (a) such agreement shall apply only to the Corporation's Initial Offering; and

                  (b) all officers and directors of the Corporation enter into similar agreements.

         The obligations described in this Section 2.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Corporation may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said 180 day period.

         2.14 RULE 144 REPORTING. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Corporation agrees to use its best efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Corporation for an offering of its securities to the general public;

                  (b) File with the SEC, in a timely manner, all reports and other documents required of the Corporation under the Exchange Act;

                  (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Corporation as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Corporation; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

                  (d) Take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Corporation for the offering of its securities to the general public is declared effective.

3. COVENANTS OF THE CORPORATION.

         3.1 BASIC FINANCIAL INFORMATION AND REPORTING.

                  (a) The Corporation will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

                  (b) As soon as practicable after the end of each fiscal year of the Corporation, and in any event within 120 days thereafter, the Corporation will furnish each Investor a consolidated balance sheet of the Corporation, as at the end of such fiscal year, and a consolidated statement of operations, a consolidated statement of cash flows of the Corporation and a consolidated statement of shareholder equity, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent auditors of national standing selected by the Corporation's Board of Directors.

                  (c) The Corporation will furnish each Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Corporation, and in any event within 45 days thereafter, a consolidated balance sheet of the Corporation as of the end of each such quarterly period, and a consolidated statement of operations and a consolidated statement of cash flows of the Corporation for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and normal year-end audit adjustments may not have been made.

                  (d) So long as an Investor (with its affiliates) shall own not less than 50,000 shares of Registrable Securities (as adjusted for stock splits and combinations) (a "Major Investor"), the Corporation will furnish each such Major Investor (i) at least 30 days prior to the beginning of each fiscal year an annual budget and operating plans for such fiscal year (and as soon as available, any subsequent revisions thereto); and (ii) as soon as practicable after the end of each month, and in any event within 30 days thereafter, a consolidated balance sheet of the Corporation as of the end of each such month, and a consolidated statement of operations and a consolidated statement of cash flows of the Corporation for such month and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied, with the exception that no notes need be attached to such statements and normal year-end audit adjustments may not have been made.

         3.2 INSPECTION RIGHTS. Each Major Investor shall have the right to visit and inspect any of the properties of the Corporation or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Corporation or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Corporation shall not be obligated under this Section 3.2 with respect to a competitor of the Corporation or with respect to information which the Board of Directors determines in good faith is confidential and should not, therefore, be disclosed.

         3.3 CONFIDENTIALITY OF RECORDS. Each Investor agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to it which the Corporation identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information to any partner, subsidiary or parent of such Investor for the purpose of evaluating its investment in the Corporation as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 3.3.

         3.4 RESERVATION OF COMMON STOCK. The Corporation will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

         3.5 STOCK VESTING. Unless otherwise approved by the Board of Directors, all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting over a four year period. With respect to any shares of stock purchased by any such person, the Corporation's repurchase option shall provide that upon such person's termination of employment or service with the Corporation, with or without cause, the Corporation or its assignee (to the extent permissible under applicable securities laws and other laws) shall have the option to purchase at cost any unvested shares of stock held by such person.

         3.6 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT. The Corporation shall require all directors, officers, consultants and employees who have access to confidential information of the Corporation to execute and deliver a Proprietary Information and Inventions Agreement substantially in the form attached to the Purchase Agreement.

         3.7 REAL PROPERTY HOLDING CORPORATION. The Corporation covenants that it will operate in a manner such that it will not become a "United States real property holding corporation" as that term is defined in Section 897(c)(2) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder ("FIRPTA"). The Corporation agrees to make determinations as to its status as a USRPHC, and will file statements concerning those determinations with the Internal Revenue Service, in the manner and at the times required under

Reg. Section 1.897-2(h), or any supplementary or successor provision thereto. Within 30 days of a request from an Investor or any of its partners, the Corporation will inform the requesting party, in the manner set forth in Reg.
Section 1.897-2(h)(1)(iv) or any supplementary or successor provision thereto, whether that party's interest in the Corporation constitutes a United States real property interest (within the meaning of Internal Revenue Code Section 897(c)(1) and the regulations thereunder) and whether the Corporation has provided to the Internal Revenue Service all required notices as to its USRPHC status.

         3.8 ASSIGNMENT OF RIGHT TO REPURCHASE. The Corporation agrees that in the event that the Corporation declines to exercise in full the Right of First Refusal set forth in the Common Stock Purchase Agreement between such Founder and the Corporation (the "Right of First Refusal"), the Corporation will provide each Investor with notice of such determination at least 15 days prior to the end of the period in which the Right of First Refusal expires under such Common Stock Purchase Agreement. Each Investor shall then have the right, exercisable by notice prior to the end of such period, to exercise such Right of First Refusal as the Corporation's assignee on a pro rata basis (based upon the number of shares of Registrable Securities) held by such Investor relative to the aggregate number of shares of Registrable Securities held by all Investors); provided that if fewer than all Investors elect to participate, the Founders Stock that would otherwise be allocated to non-participating Investors shall be allocated to each participating Investor in a manner such that each participating Investor is entitled to purchase at least such participating Investor's pro rata portion of such unallocated Founders Stock (based upon the number of Shares of Common Stock held by all participating Investors) or such different number of shares as the participating Investor shall mutually agree. Upon expiration or exercise of the Right of First Refusal, the Corporation will provide notice to all Investors as to whether or not the Right or First Refusal has been exercised by the Corporation or the Investors.

         3.9 TERMINATION OF COVENANTS. All covenants of the Corporation contained in Section 3 of this Agreement shall expire and terminate as to each Investor on the effective date of the registration statement pertaining to the Initial Offering.

4. RIGHTS OF FIRST REFUSAL.

         4.1 SUBSEQUENT OFFERINGS. Each Major Investor shall have a right of first refusal to purchase its pro rata share of all Equity Securities, as defined below, that the Corporation may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. Each Investor's pro rata share is equal to the ratio of (A) the number of shares of the Corporation's Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares) that such Investor is deemed to be a holder of immediately prior to the issuance of such Equity Securities to (B) the total number of shares of the Corporation's outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities. The term "Equity Securities" shall mean (i) any Common Stock, Preferred Stock or other security of the Corporation, (ii) any security convertible, with or without consideration, into any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.

         4.2 EXERCISE OF RIGHTS. If the Corporation proposes to issue any Equity Securities, it shall give each Major Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Corporation proposes to issue the same. Each Major Investor shall have 15 days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Corporation and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Corporation shall not be required to offer or sell such Equity Securities to any Investor who would cause the Corporation to be in violation of applicable federal securities laws by virtue of such offer or sale.

         4.3 ISSUANCE OF EQUITY SECURITIES TO OTHER PERSONS. If not all of the Major Investors elect to purchase their pro rata share of the Equity Securities, then the Corporation shall promptly notify in writing the Major Investors who do so elect and shall offer such Major Investors the right to acquire such unsubscribed shares. Each Major Investor so notified shall have five days after receipt of such notice to notify the Corporation of its election to purchase all or a portion thereof of the unsubscribed shares. If the Major Investors fail to exercise in full the rights of first refusal, the Corporation shall have 90 days thereafter to sell the Equity Securities in respect of which the Major Investor's rights were not exercised, at a price and upon general terms and conditions materially no more favorable to the purchasers thereof than specified in the Corporation's notice to the Investors pursuant to Section 4.2 hereof. If the Corporation has not sold such Equity Securities within 90 days of the notice provided pursuant to Section 4.2, the Corporation shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Major Investors in the manner provided above.

         4.4 TERMINATION OF RIGHTS OF FIRST REFUSAL. The rights of first refusal established by this Section 4 shall not apply to, and shall terminate upon the effective date of the registration statement pertaining to, the Corporation's Initial Offering.

         4.5 TRANSFER OF RIGHTS OF FIRST REFUSAL. The rights of first refusal of each Major Investor under this Section 4 may be transferred to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.10.

         4.6 EXCLUDED SECURITIES. The rights of first refusal established by this Section 4 shall have no application to any of the following Equity
Securities:

                  (a) shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) issued or to be issued to employees, officers or directors of, or consultants or advisors to the Corporation or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors;

                  (b) stock issued pursuant to any rights or agreements outstanding as of the date of this Agreement, options and warrants outstanding as of the date of this Agreement; and stock issued pursuant to any such rights or agreements granted after the date of this Agreement, provided that the rights of first refusal established by this Section 4 applied with respect to the initial sale or grant by the Corporation of such rights or agreements;

                  (c) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination;

                  (d) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Corporation;

                  (e) shares of Common Stock issued upon conversion of the Shares; or

                  (f) any Equity Securities issued pursuant to any equipment leasing arrangement, or debt financing from a bank or similar financial institution.

         4.7 SPECIAL SERIES C RIGHT OF FIRST REFUSAL. Notwithstanding any other provisions of this Section 4, for so long as New Enterprise Associates VII, L.P. ("NEA VII") or any funds affiliated with New Enterprise Associates hold at least 400,000 shares of Series C Preferred Stock of the Corporation, or shares of Common Stock issuable upon conversion of Series C Preferred Stock, NEA VII shall have the right to participate in any subsequent sale of Series C Preferred Stock by the Corporation, on the same terms and conditions of such subsequent sale, to the extent necessary to maintain its pro rata share of all outstanding shares of Series C Preferred Stock. NEA VII's pro rata share of Series C Preferred Stock is equal to the ratio of (A) the number of shares of Series C Preferred Stock (including all shares of Common Stock issued or issuable on conversion of the Series C Preferred Stock) that NEA VII and any funds affiliated with New Enterprise Associates are deemed to be holders immediately prior to any subsequent sale of Series C Preferred Stock to (B) the total number of shares of the Corporation's outstanding Series C Preferred Stock immediately prior to any subsequent sale of Series C Preferred Stock.

5. AMENDMENT AND RESTATEMENT.

         5.1 AMENDMENT AND RESTATEMENT. Effective upon the closing of the sale and issuance of the Series E Stock on the date hereof, all provisions of, rights granted and covenants made in the Prior Agreement and any other agreement between the Corporation, the Investors and the Founder, are hereby waived, released and terminated in their entirety and shall have no further force or effect whatsoever. The rights and covenants contained in this Agreement set forth the sole and entire agreement among the Corporation, the Investors and the Founder on the subject matter hereof and supersede any and all rights granted or covenants made under any prior agreement.

6. MISCELLANEOUS

         6.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California.

         6.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Corporation pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Corporation hereunder solely as of the date of such certificate or instrument.

         6.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Corporation of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Corporation may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

         6.4 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         6.5 AMENDMENT AND WAIVER.

                  (a) Except as otherwise expressly provided, any term of this Agreement may be amended or modified only upon the written consent of the Corporation and the holders of at least a majority of the Registrable Securities.

                  (b) Except as otherwise expressly provided, the obligations of the Corporation and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of at least a majority of the Registrable Securities; PROVIDED, HOWEVER, that any amendment which would adversely affect the Founder in a manner different than the Holders, shall additionally require the consent of the Founder.

                  (c) Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Corporation to include additional purchasers of Series E Preferred Stock in accordance with Section 2.3 of the Purchase Agreement as "Investors," "Holders" and parties hereto.

         6.6 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Corporation under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

         6.7 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address as such party may designate by ten days' advance written notice to the other parties hereto.

         6.8 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         6.9 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         6.10 PRONOUNS. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

         6.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement as of the date set forth in the first paragraph hereof.



CORPORATION:                              INVESTORS:

                                          SEQUOIA CAPITAL VI
                                          SEQUOIA TECHNOLOGY PARTNERS VI
ADESSO SPECIALTY SERVICES                 ----------------------------------
ORGANIZATION INC.                         (Print Name of Purchaser)


By:/s/ Brian K. Barnard                   By:  THOMAS STEPHENSON
  ------------------------------              ------------------------------
   Brian K. Barnard                       (Signature)
   Chief Executive Officer

                                          Title: General Partner
                                                ----------------------------
                                          Address:
                                                  --------------------------
                                                  --------------------------


FOUNDER:


/s/ Richard B. Lanman
--------------------------------
Richard B. Lanman, M.D.


                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement as of the date set forth in the first paragraph hereof.

                                        INVESTORS:

                                        TECHNOLOGY FUNDING MEDICAL PARTNERS I, L.P.
                                        A Delaware Limited Partnership
                                        By: Technology Funding Inc., Managing General Partner
                                        -----------------------------------------------------
                                        (Print Name of Purchaser)


                                        By: /s/ GREGORY T. GEORGE
                                            ------------------------------------
                                        (Signature)


                                        Title: Vice President
                                              ----------------------------------
                                        Address: 2000 Alameda de las Pulgas
                                                --------------------------------
                                                 San Mateo, CA 94403
                                                --------------------------------


                                        TECHNOLOGY FUNDING PARTNERS III, L.P.,
                                        A Delaware Limited Partnership


                                        By: Technology Funding Inc.,
                                            Managing General Partner

                                        By: /s/ GREGORY T. GEORGE
                                            ------------------------------------

                                        Title: Vice President
                                              ----------------------------------


TECHNOLOGY FUNDING VENTURE PARTNERS V,  TECHNOLOGY FUNDING VENTURE PARTNERS V,
AN AGGRESSIVE GROWTH FUND, L.P.         AN AGGRESSIVE GROWTH FUND, L.P.
A Delaware Limited Partnership          A Delaware Limited Partnership


By: Technology Funding Inc.,            By: Technology Funding Inc.,
    Managing General Partner                Managing General Partner

By: /s/ GREGORY T. GEORGE               By: /s/ GREGORY T. GEORGE
    -----------------------------------     ------------------------------------

Title: Vice President                   Title: Vice President
      ---------------------------------       ----------------------------------




                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement as of the date set forth in the first paragraph hereof.

                                        INVESTORS:

                                        HYBRID VENTURE PARTNERS, L.P., a
                                        Delaware limited partnership


                                        BY:  Rosemont Venture Management I, L.L.C.
                                             Its General Partner


                                        By: /s/ MANUEL A. HENRIQUE
                                            ------------------------------------
                                        Name:  Manuel A. Henrique
                                             -----------------------------------
                                        Title: Managing Member


                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement as of the date set forth in the first paragraph hereof.



                                         INVESTORS:

                                         NEA Presidents Fund, L.P.
                                         By: NEA General Partners, L.P.
                                         By: General Partner
                                         ---------------------------------------
                                         (Print Name of Purchaser)


                                         By: /s/ RONALD KASE
                                            ------------------------------------
                                         (Signature)


                                         Title: General Partner
                                               ---------------------------------
                                         Address: 2490 Sand Hill Road
                                                 -------------------------------
                                                  Menlo Park, CA 94025
                                                 -------------------------------



                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement as of the date set forth in the first paragraph hereof.



                                         INVESTORS:

                                         NEA Ventures 1997, Limited Partnership
                                         By: Vice President
                                            ------------------------------------
                                         (Print Name of Purchaser)


                                         By: /s/ JUNE GREATHOUSE
                                            ------------------------------------
                                         (Signature)


                                         Title: Vice President
                                               ---------------------------------
                                         Address: 2490 Sand Hill Road
                                                 -------------------------------
                                                  Menlo Park, CA 94025
                                                 -------------------------------


                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement as of the date set forth in the first paragraph hereof.


                                       INVESTORS:

                                       NEW ENTERPRISES ASSOCIATES VII, LIMITED
                                        PARTNERSHIP
                                       By: NEA Partners VII, Limited Partnership
                                           Its General Partner
                                       ---------------------------------------
                                       (Print Name of Purchaser)


                                       By: /s/ RONALD KASE
                                           -----------------------------------
                                       (Signature)


                                       Title: General Partner
                                             ---------------------------------
                                       Address: 2490 Sand Hill Road
                                               -------------------------------
                                                Menlo Park, CA 94025
                                               -------------------------------




                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement as of the date set forth in the first paragraph hereof.



                                         INVESTORS:

                                         InterWest Partners VI, L.P.
                                         InterWest Investors VI, L.P.
                                         ---------------------------------------
                                         (Print Name of Purchaser)


                                         By: /s/ Gilbert Kliman
                                             -----------------------------------
                                         (Signature)


                                         Title: Venture Member
                                               ---------------------------------
                                         Address: 3000 Sand Hill Road #3-255
                                                 -------------------------------
                                                  Menlo Park, CA 94025
                                                 -------------------------------



                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement as of the date set forth in the first paragraph hereof.



CORPORATION:                                                     INVESTORS:

                                         COMDISCO, INC.
ADESSO SPECIALTY SERVICES                ---------------------------------------
ORGANIZATION INC.                        (Print Name of Purchaser)


By:                                      By: /s/ Jill C. Hanses
  ------------------------                  ------------------------------------
   Brian K. Barnard                      (Signature)
   Chief Executive Officer
                                                      Jill C. Hanses
                                         Title: Senior Vice President
                                               ---------------------------------
                                         Address: 6111 North River Road
                                                 -------------------------------
                                                  Rosemont IL 60018
                                                 -------------------------------

FOUNDER:


------------------------
Richard B. Lanman, M.D.





               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS


         TECHNOLOGY FUNDING VENTURES PARTNERS V,
         AN AGGRESSIVE GROWTH FUND, L.P.
         2000 Alameda de las Pulgas #250
         San Mateo, CA  94403
         ATTN: Charles R. Kokesh

         TECHNOLOGY FUNDING VENTURE PARTNERS IV,
         AN AGGRESSIVE GROWTH FUND, L.P.
         2000 Alameda de las Pulgas #250
         San Mateo, CA  94403
         ATTN: Charles R. Kokesh

         TECHNOLOGY FUNDING PARTNERS III, L.P.
         2000 Alameda de las Pulgas #250
         San Mateo, CA  94403
         ATTN: Charles R. Kokesh

         TECHNOLOGY FUNDING MEDICAL PARTNERS I, L.P.
         2000 Alameda de las Pulgas #250
         San Mateo, CA  94403
         ATTN: Charles R. Kokesh

         SEQUOIA CAPITAL VI
         3000 Sand Hill Road
         Building 4, Suite 280
         Menlo Park, CA  94025
         ATTN: Thomas F. Stephenson

         SEQUOIA TECHNOLOGY PARTNERS VI
         3000 Sand Hill Road
         Building 4, Suite 280
         Menlo Park, CA  94025
         ATTN: Thomas F. Stephenson

         SEQUOIA 1995
         3000 Sand Hill Road
         Building 4, Suite 280
         Menlo Park, CA  94025
         ATTN: Thomas F. Stephenson

         SEQUOIA 1997
         3000 Sand Hill Road
         Building 4, Suite 280
         Menlo Park, CA  94025
         ATTN: Thomas F. Stephenson

         SQP 1997
         3000 Sand Hill Road
         Building 4, Suite 280
         Menlo Park, CA  94025
         ATTN: Thomas F. Stephenson

         NEW ENTERPRISE ASSOCIATES VII, L.P.
         2490 Sand Hill Road
         Menlo Park, CA  94025
         Attn: Charles Linehan

         NEA VENTURES 1997, L.P.
         2490 Sand Hill Road
         Menlo Park, CA  94025
         Attn: Charles Linehan

         NEA PRESIDENT'S FUND, L.P.
         2490 Sand Hill Road
         Menlo Park, CA  94025
         Attn: Charles Linehan

         INTERWEST PARTNERS VI, L.P.
         3000 Sand Hill Road
         Building 3, Suite 255
         Menlo Park, CA  94025
         ATTN: Gilbert H. Kliman, MD

         COMDISCO VENTURES
         3000 Sand Hill Road
         Building 1, Suite 155
         Menlo Park, CA 94025

         HYBRID VENTURE PARTNERS, L.P.
         3000 Sand Hill Road
         Building 1, Suite 155
         Menlo Park, CA 94025

         JOHN AND MARVA WARNOCK
         260 Surrey Place
         Los Altos, CA  94022

         RICHARD B. AND ALANNA PURCELL LANMAN
         2835 Zanker Road
         San Jose, CA  95134

         STUART AND MARTHA STREUVER
         1398 Camino Corto
         Santa Fe, NM  87501




         WALTER AND KATHLEEN CANEVARO
         6045 Ostenberg Drive
         San Jose, CA 95120

         GC & H INVESTMENTS
         One Maritime Plaza
         20th Floor
         San Francisco, CA  94111-3580
         Attn: John Cardoza

         DAVID G. ARSCOTT
         1550 El Camino Real, Suite 275
         Menlo Park, CA  94025

         CURTIS TERRY
         2121 N. California
         7th Floor
         Walnut Creek, CA  94596

         KENNETH ZIMMERMAN
         1133 Barroilhet Avenue
         Hillsborough, CA 94010

         CARDIOVASCULAR MEDICINE & CARDIAC ARRHYTHMIAS AN
         INCORPORATED MEDICAL GROUP PROFIT SHARING TRUST FBO: ROGER A. WINKLE 770 Welch Road, Suite 100
         Palo Alto, CA  94304

         CARDIOVASCULAR MEDICINE & CARDIAC ARRHYTHMIAS AN
         INCORPORATED MEDICAL GROUP PROFIT SHARING TRUST FBO: BRUCE BENEDICK 770 Welch Road, Suite 100
         Palo Alto, CA  94304

         BRUCE A. BENEDICK
         770 Welch Road, Suite 100
         Palo Alto, CA  94304

         R. HARDWIN MEAD

         770 Welch Road, Suite 100
         Palo Alto, CA  94304

         COMPASS MANAGEMENT PARTNER
         249 Catalpa Drive
         Atherton, CA  94025




         JEROME GROSSMAN
         500 Boylston Street, Suite 550
         Boston, MA  02116

         NELLIS A. SMITH
         770 Welch Road, Suite 100
         Palo Alto, CA  94304

         R. JUDD JESSUP
         30962 Via Serenidad
         Coto de Caza,CA  92679

         DAVID HIRSH
         14 Idis Lane
         Marathon, Florida 33050

         CAROL BERRY
         3430 King's Lane
         San Mateo, CA  94022

         ELIZABETH MULLEN
         491 17th Avenue
         San Francisco, CA  94121

         BERN 1996 TRUST
         1750 El Camino Real, Suite 105
         Burlingame, CA  94010

         LISA MCCONNELL
         1732 Anamor Street
         Redwood City, CA  94061

         RITA (BATEY) COMES
         950 Arbor Road
         Menlo Park, CA  94025

         DAVID H. STOUT
         25 McAker Court #133

         San Mateo, CA  94403

         CURTIS J. THORNE
         100 West Hillwood Drive
         Nashville, TN 37205

         KATHLEEN SMITH
         215 Danube Drive
         Aptos, CA  95003

         MICHELLE D. HERRERA
         18019 Castlewood Court
         Hayward, CA  94541

         RUTH KALISH
         242 Pond Road
         Vineyard Haven, MA 02568

         LARS STRINGAS
         1386 Guerrero #2
         San Francisco, CA  94110

         JONATHAN G. CHEN
         3247 Segovia Court
         San Jose, CA  95127

         RUDER REVOCABLE INTERVIVOS TRUST DTD 9/15/93
         2900 Whipple Avenue, Suite 205
         Redwood City, CA  94062
         ATTN: Mike Ruder, MD

         EDWARD T. ANDERSON
         2900 Whipple Avenue, Suite 205
         Redwood City, CA  94062

         JONES LIVING TRUST DTD 7/27/90
         5483 Blackhawk Drive
         Danville, CA  94506
         ATTN: Brent Jones

         THOMAS A. VARDELL
         41 Castledown
         Pleasanton, CA  94566

         HARRIS BARTON
         Champion Fund
         1031 Middlefield Road
         Redwood City, CA  94063

         BRENT JONES
         5483 Blackhawk Drive
         Danville, CA  94506


         CHARLES LINEHAN MD (as an Individual)
         2490 Sand Hill Road
         Menlo Park, CA  94025

                                   EXHIBIT E

                             AMENDED AND RESTATED

                 RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

                   ADESSO SPECIALTY SERVICES ORGANIZATION INC.

                     AMENDED AND RESTATED CO-SALE AGREEMENT

         THIS AMENDED AND RESTATED CO-SALE AGREEMENT (the "Agreement") is made as of this 6th day of April, 2000, by and among ADESSO SPECIALTY SERVICES ORGANIZATION INC., a California corporation (the "Corporation"), the holders of the Corporation's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred and Series E Preferred Stock listed on Exhibit A hereto (the "Shareholders"), and Richard B. Lanman, M.D. (the "Founder").

                                    RECITALS

         WHEREAS, certain of the Shareholders hold shares of the Corporation's Series A Preferred Stock (the "Series A Preferred Stock"), Series B Preferred Stock (the "Series B Preferred Stock"), Series C Preferred Stock (the "Series C Preferred Stock"), Series D Preferred Stock (the "Series D Preferred Stock") and/or shares of Common Stock issued upon conversion thereof and possess certain rights provided pursuant to an Amended and Restated Co-Sale Agreement dated as of December 10, 1997, among certain of the Shareholders, the Founder and the Corporation (the "Prior Agreement").

         WHEREAS, the Corporation, the Founder and the Shareholders who hold Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock desire to terminate the Prior Agreement and to provide to such Shareholders the rights created pursuant hereto in lieu of the rights granted to it under the Prior Agreement;

         WHEREAS, the Corporation and certain of the Shareholders have entered into an agreement or agreements for sale by the Corporation and purchase by certain of the Shareholders of shares of the Corporation's Series E Preferred Stock; and

         WHEREAS, in connection with the purchase and sale of the Corporation's Series E Preferred Stock, the Corporation, the Founder and such Shareholders desire to provide for the granting of certain other rights to the Shareholders according to the terms of this Agreement ("Co-Sale Rights").

         In consideration of the mutual covenants set forth herein, the parties agree hereto as follows:

         1.       DEFINITIONS.

                  (a) "CO-SALE STOCK" shall mean shares of the Corporation's Common Stock now owned or subsequently acquired by the Founder, but shall not include shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock held by Founder or any shares of Common Stock issued upon conversion thereof. The number of shares of Co-Sale Stock owned by the Founder are set forth on Exhibit B, which

Exhibit shall automatically be deemed to be amended from time to time to reflect changes in the number of shares owned by the Founder.

                  (b) "COMMON STOCK" shall mean the Corporation's Common Stock and shares of Common Stock issued or issuable upon conversion of the Corporation's outstanding Preferred Stock.

         2.       SALES BY FOUNDER.

                  (a) If the Founder proposes to sell or otherwise transfer any shares of Co-Sale Stock, or any interest therein, then the Founder shall promptly give written notice (the "Notice") simultaneously to the Corporation and to each of the Shareholders at least 30 days prior to the closing of such sale or transfer. The Notice shall describe in reasonable detail the proposed sale or transfer including, without limitation, the number of shares of Co-Sale Stock to be sold or transferred, the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. In the event that the sale or transfer is being made pursuant to the provisions of Section 3(a), the Notice shall state under which subsection the sale or transfer is being made, together with such additional information as may be necessary to demonstrate appropriate reliance upon such exemption within
Section 3(a).

                  (b) To the extent that the Right of First Refusal as set forth in Section 4 of the Amended and Restated Investors Rights Agreement (the "Investors Rights Agreement") is not exercised by the Corporation and the Purchase Right is not exercised by the Major Investors, as defined in the Investors Rights Agreement, each Shareholder shall have the right, exercisable upon written notice delivered to the Founder within 15 days after receipt of the Notice, to participate in such sale of Co-Sale Stock on the terms and conditions set forth in the Notice. Such notice shall indicate the number of shares of Common Stock such Shareholder wishes to sell under his or her right to participate. To the extent one or more of the Shareholders exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Co-Sale Stock that the Founder may sell in the transaction shall be correspondingly reduced.

                  (c) Each Shareholder may sell all or any part of that number of shares equal to the product obtained by multiplying (i) the aggregate number of shares of Co-Sale Stock covered by the Notice by (ii) a fraction the numerator of which is the number of shares of Common Stock owned by the Shareholder at the time of the sale or transfer and the denominator of which is the total number of shares of Common Stock owned by the Founder and the Shareholders at the time of the sale or transfer. Each Shareholder shall have a right of overallotment to sell pursuant to the terms of this Section 2 its pro rata share of the Co-Sale Stock not purchased by the Shareholders as provided for above.

                  (d) Each Shareholder who elects to participate in the sale pursuant to this Section 2 (a "Participant") shall effect its participation in the sale by promptly delivering to the Founder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

                           (i) the type and number of shares of Common Stock
that such Participant elects to sell; or

                           (ii) that number of shares of Series A Preferred
Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred Stock that is at such time convertible into the number of shares of Common Stock which such Participant elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred Stock in lieu of Common Stock, such Participant shall convert such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred Stock into Common Stock and deliver Common Stock as provided in Section 2(d)(i) above. The Corporation agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser.

                  (e) The stock certificate or certificates that the Participant delivers to the Founder pursuant to Section 2(d) shall be transferred to the prospective purchaser in consummation of the sale of the Common Stock pursuant to the terms and conditions specified in the Notice, and the Founder shall concurrently therewith remit to such Participant that portion of the sale proceeds to which such Participant is entitled by reason of its participation in such sale. to the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Participant exercising its rights of co-sale hereunder, the Founder shall not sell to such prospective purchaser or purchasers any Co-Sale Stock unless and until, simultaneously with such sale, the Founder shall purchase such shares or other securities from such Participant on the same terms and conditions specified in the Notice.

                  (f) The exercise or non-exercise of the rights of the Participants hereunder to participate in one or more sales of Co-Sale Stock made by the Founder shall not adversely affect their rights to participate in subsequent sales of Co-Sale Stock subject to Section 2(a).

                  (g) If none of the Shareholders elect to participate in the sale of the Co-Sale Stock subject to the Notice, the Founder may, not later than 60 days following delivery to the Corporation of the Notice, enter into an agreement providing for the closing of the transfer of the Co-Sale Stock covered by the Notice within 30 days of such agreement on terms and conditions not more materially favorable to the transferor than those described in the Notice. Any proposed transfer on terms and conditions materially more favorable than those described in the Notice, as well as any subsequent proposed transfer of any of the Co-Sale Stock by the Founder, shall again be subject to the co-sale rights of the Shareholders and shall require compliance by the Founder with the procedures described in this Section 2.

                  (h) Any attempt by the Founder to transfer Co-Sale Stock in violation of this Section 2 shall be void.

         3.       EXEMPT TRANSFERS.

                  (a) Notwithstanding the foregoing, the co-sale rights of the Shareholders shall not apply to any transfer to trusts for the Founder's children or to a trust for the benefit of the Founder, provided, that (A) the Founder shall inform the Shareholders of such transfer prior to effecting it and
(B) the transferee shall furnish the Shareholders with a written agreement to be bound by and comply with all provisions of Section 2. Such transferred Co-Sale Stock shall remain "Co-Sale Stock hereunder, and such transferee shall be treated as the "Founder" for purposes of this Agreement.

                  (b) Notwithstanding the foregoing, the provisions of Section 2 shall not apply to the sale of any Co-Sale Stock to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

                  (c) This Agreement is subject to, and shall in no manner limit the right which the Corporation may have to repurchase securities from the Founder provided that any repurchases by the Corporation shall remain subject to any limitations in the Corporation's Restated Articles or any Certificate of Designation to such Restated Articles.

         4.       PROHIBITED TRANSFERS.

                  (a) In the event that the Founder should sell any Co-Sale Stock in contravention of the co-sale rights of each Shareholder under this Agreement (a "Prohibited Transfer"), each Shareholder, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and the Founder shall be bound by the applicable provisions of such option.

                  (b) In the event of a Prohibited Transfer, each Shareholder shall have the right to sell to the Founder the type and number of shares of Common Stock equal to the number of shares each Shareholder would have been entitled to transfer to the purchaser under Section 2(c) hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

                           (i) The price per share at which the shares are to be
sold to the Founder shall be equal to the price per share paid by the purchaser to the Founder in such Prohibited Transfer. The Founder shall also reimburse each Shareholder for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Shareholder's rights under Section 2.

                           (ii) Within 90 days after the later of the dates on
which the Shareholder (a) received notice of the Prohibited Transfer or (b) otherwise became aware of the Prohibited Transfer, each Shareholder shall, if exercising the option created hereby, deliver to the Founder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

                           (iii) The Founder shall, upon receipt of the
certificate or certificates for the shares to be sold by a Shareholder, pursuant to this Section 4(b), pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in Section 4(b)(i), in cash or by other means acceptable to the Shareholder.

                           (iv) Notwithstanding the foregoing, any attempt by
the Founder to transfer Co-Sale Stock in violation of Section 2 hereof shall be voidable at the option of a majority in interest of the Shareholders if the Shareholders do not elect to exercise the put option set forth in this Section 4, and the Corporation agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of a majority in interest of the Shareholders.

         5.       LEGEND.

                  (a) Each certificate representing shares of Co-Sale Stock now or hereafter owned by the Founder or issued to any person in connection with a transfer pursuant to Section 3(a) hereof shall be endorsed with the following legend:

         "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN AMENDED AND RESTATED CO-SALE AGREEMENT BY AND BETWEEN THE SHAREHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

                  (b) The Founder agrees that the Corporation may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 5(a) above to enforce the provisions of this Agreement and the Corporation agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

                  (c) The Corporation agrees it will not effect a transfer in violation of Section 2 nor will it treat any alleged transferee as a holder of such shares without the written consent of a majority in interest of the Common Stock held by the Shareholders.

         6.       MISCELLANEOUS.

                  (a) CONDITIONS TO EXERCISE OF RIGHTS. Exercise of the Shareholders' rights under this Agreement shall be subject to and conditioned upon, and the Founder and the Corporation shall use their best efforts to assist each Shareholder in, compliance with applicable laws.

                  (b) GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California.

                  (c) AMENDMENT. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of (i) as to the Corporation, only by the Corporation, (ii) as to the Shareholders, by persons holding a majority in interest of the Common Stock held by the Shareholders and their assignees, pursuant to Section 6(d) hereof, and
(iii) as to the Founder, only by the Founder. Any amendment or waiver effected in accordance with clauses (i),

(ii), and (iii) of this Section 6(c) shall be binding upon each Shareholder, its successors and assigns, the Corporation and the Founder.

                  (d) ASSIGNMENT OF RIGHTS. This Agreement constitutes the entire agreement between the parties relative to the specific subject matter hereof. Any previous agreement among the parties relative to the specific subject matter hereof is superseded by this Agreement. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

                  (e) TERM. This Agreement shall terminate upon the closing of a firm commitment underwritten public offering of the Corporation's Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended.

                  (f) OWNERSHIP. The Founder represents and warrants that he is the sole legal and beneficial owner of those shares of Co-Sale Stock he currently holds subject to the Agreement and that no other person has any interest (other than a community property interest) in such shares.

                  (g) NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature page hereof or at such other address as such party may designate by ten days advance written notice to the other parties hereto.

                  (h) SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                  (i) ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

                  (j) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         The foregoing AMENDED AND RESTATED CO-SALE AGREEMENT is hereby executed as of the date first above written.

CORPORATION:

ADESSO SPECIALTY SERVICES ORGANIZATION INC.


By: /s/ Brian K. Barnard
   -------------------------------
      Brian K. Barnard,
      Chief Executive Officer


FOUNDER:


/s/ Richard B. Lanman
----------------------------------
Richard B. Lanman, M.D.


SHAREHOLDERS:


----------------------------------
(Print Name of Shareholder)


By:
   -------------------------------
      (Signature)

Title:
      ----------------------------

         The foregoing AMENDED AND RESTATED CO-SALE AGREEMENT is hereby executed as of the date first above written.

CORPORATION:

ADESSO SPECIALTY SERVICES ORGANIZATION INC.


By:
   -------------------------------
      Brian K. Barnard,
      Chief Executive Officer


FOUNDER:


----------------------------------
      Richard B. Lanman, M.D.


SHAREHOLDERS:


SEQUOIA CAPITAL VI
SEQUOIA TECHNOLOGY PARTNERS VI

----------------------------------
      (Print Name of Shareholder)


By: /s/ THOMAS STEPHENSON
   -------------------------------
      (Signature)


Title: General Partner
      ----------------------------

         The foregoing AMENDED AND RESTATED CO-SALE AGREEMENT is hereby executed as of the date first above written.

CORPORATION:

ADESSO SPECIALTY SERVICES ORGANIZATION INC.


By:
   --------------------------------------------------
    Brian K. Barnard,
    Chief Executive Officer


FOUNDER:


-----------------------------------------------------
    Richard B. Lanman, M.D.


SHAREHOLDERS:


Technology Funding Venture Partners V
Technology Funding Venture Partners IV
Technology Funding Partners III, L.P.
Technology Funding Medical Partners I, L.P.

By: Technology Funding Inc., Managing General Partner
   --------------------------------------------------
      (Print Name of Shareholder)


By: /s/ GREGORY T. GEORGE
   --------------------------------------------------
      (Signature)


Title: Vice President
      -----------------------------------------------

      The foregoing AMENDED AND RESTATED CO-SALE AGREEMENT is hereby executed as of the date first above written.

CORPORATION:

ADESSO SPECIALTY SERVICES ORGANIZATION INC.


By:
    -------------------------------
    Brian K. Barnard,
    Chief Executive Officer


FOUNDER:


-----------------------------------
    Richard B. Lanman, M.D.


SHAREHOLDERS:

New Enterprise Associates VII, L.P.      NEA Ventures 1997, Limited Partnership
NEA Ventures 1997, L.P.                  By: Vice President
NEA President's Associates VII, L.P.


-----------------------------------
   (Print Name of Shareholder)

By: /s/ JUNE GREATHOUSE
   --------------------------------
    (Signature)

Title: Vice President
      -----------------------------

      The foregoing AMENDED AND RESTATED CO-SALE AGREEMENT is hereby executed as of the date first above written.

CORPORATION:

ADESSO SPECIALTY SERVICES ORGANIZATION INC.


By:
    -------------------------------
    Brian K. Barnard,
    Chief Executive Officer


FOUNDER:


-----------------------------------
    Richard B. Lanman, M.D.


SHAREHOLDERS:

New Enterprise Associates VII, L.P.    NEA Presidents Find, L.P.
NEA Ventures 1997, L.P.                By: NEA General Partners, L.P.
NEA President's Associates VII, L.P.   By: General Partner


-----------------------------------
   (Print Name of Shareholder)

By: /s/ RONALD KASE
   --------------------------------
    (Signature)

Title: General Partner
      -----------------------------

      The foregoing AMENDED AND RESTATED CO-SALE AGREEMENT is hereby executed as of the date first above written.


CORPORATION:

ADESSO SPECIALTY SERVICES ORGANIZATION INC.


By:
    -------------------------------
    Brian K. Barnard,
    Chief Executive Officer


FOUNDER:


-----------------------------------
    Richard B. Lanman, M.D.


SHAREHOLDERS:

New Enterprise Associates VII, L.P.    NEW ENTERPRISE ASSOCIATES VII, LIMITED
NEA Ventures 1997, L.P.                  PARTNERSHIP
NEA President's Associates VII, L.P.   By: NEA Partners VII, Limited Partnership
                                           Its General Partner

-----------------------------------
   (Print Name of Shareholder)


By: /s/ RONALD KASE
   --------------------------------
    (Signature)


Title: General Partner
      -----------------------------

      The foregoing AMENDED AND RESTATED CO-SALE AGREEMENT is hereby executed as of the date first above written.

CORPORATION:

ADESSO SPECIALTY SERVICES ORGANIZATION INC.


By:
    --------------------------------------
    Brian K. Barnard,
    Chief Executive Officer


FOUNDER:


------------------------------------------
      Richard B. Lanman, M.D.


SHAREHOLDERS:

HYBRID VENTURE PARTNERS, L.P., a
Delaware limited partnership


BY:  Rosemont Venture Management I, L.L.C.
     Its General Partner


By: /s/ MANUEL A. HENRIQUE
   ---------------------------------------
Name: MANUEL A. HENRIQUE
     -------------------------------------
Title: Managing Member
      ------------------------------------

      The foregoing AMENDED AND RESTATED CO-SALE AGREEMENT is hereby executed as of the date first above written.

CORPORATION:

ADESSO SPECIALTY SERVICES ORGANIZATION INC.


By:
    --------------------------------------
    Brian K. Barnard,
    Chief Executive Officer


FOUNDER:


------------------------------------------
      Richard B. Lanman, M.D.


SHAREHOLDERS:

InterWest Partners VI, L.P.
InterWest Investors VI, L.P.


------------------------------------------
      (Print Name of Shareholder)


By: InterWest Management Partners VI, LLC
    Their General Partner

By:  /s/ GILBERT H. KLIMAN
   ---------------------------------------
      (Signature)

Title:  VENTURE MEMBER
      ------------------------------------

         The foregoing AMENDED AND RESTATED CO-SALE AGREEMENT is hereby executed as of the date first above written.

CORPORATION:

ADESSO SPECIALTY SERVICES ORGANIZATION INC.


By:
   ---------------------------------------
    Brian K. Barnard,
    Chief Executive Officer


FOUNDER:


------------------------------------------
Richard B. Lanman, M.D.


SHAREHOLDERS:

  COMDISCO, INC.
------------------------------------------
(Print Name of Shareholder)

By:  /s/ Jill C. Hanses
   ---------------------------------------
    (Signature)

                   JILL C. HANSES
Title:         SENIOR VICE PRESIDENT
      ------------------------------------

                                    EXHIBIT A

                              LIST OF SHAREHOLDERS


         Technology Funding Ventures Partners V
         Technology Funding Venture Partners IV
         An Aggressive Growth Fund, L.P.
         Technology Funding Partners III, L.P.
         Technology Funding Medical Partners I, L.P.
         Sequoia Capital VI
         Sequoia Technology Partners VI
         Sequoia 1995
         Sequoia 1997
         SQP 1997
         New Enterprise Associates VII, L.P.
         NEA Ventures 1997, L.P.
         NEA President's Fund, L.P.
         InterWest Partners VI, L.P.
         Comdisco Ventures
         Hybrid Venture Partners, L.P.
         John and Marva Warnock
         Richard B. and Alanna Purcell Lanman
         Stuart and Martha Streuver
         Walter and Kathleen Canevaro
         GC & H Investments
         David G. Arscott
         Curtis Terry
         Kenneth Zimmerman
         Cardiovascular Medicine & Cardiac Arrhythmias an Incorporated Medical
              Group Profit Sharing Trust FBO: Roger A. Winkle
         Cardiovascular Medicine & Cardiac Arrhythmias an Incorporated Medical
              Group Profit Sharing Trust FBO: Bruce Benedick
         Bruce A. Benedick
         R. Hardwin Mead
         Compass Management Partner
         Jerome Grossman

         Nellis A. Smith
         R. Judd Jessup
         David Hirsh
         Carol Berry
         Elizabeth Mullen
         Bern 1996 Trust
         Lisa McConnell
         Rita (Batey) Comes
         David H. Stout
         Curtis J. Thorne
         Kathleen Smith
         Michelle D. Herrera
         Ruth Kalish
         Lars Stringas
         Jonathan G. Chen
         Ruder Revocable lntervivos Trust DTD 9/15/93
         Edward T. Anderson
         Jones Living Trust DTD 7/27/90
         Thomas A. Vardell
         Harris Barton
         Brent Jones
         Charles Linehan MD

                                    EXHIBIT B

                             CO-SALE STOCK OWNERSHIP

       FOUNDER                                               COMMON STOCK
       Richard B. Lanman, M.D.                                 150,000

                                                                         EX 10.1
                                    EXHIBIT F

                      AMENDED AND RESTATED VOTING AGREEMENT

                   ADESSO SPECIALTY SERVICES ORGANIZATION INC.

                      AMENDED AND RESTATED VOTING AGREEMENT

         THIS AMENDED AND RESTATED VOTING AGREEMENT (the "Agreement") is made and entered into this 6th day of April, 2000, by and among ADESSO SPECIALTY SERVICES ORGANIZATION INC., a California corporation (the "Corporation"), Richard B. Lanman (the "Holder") and the persons and entities listed on Exhibit A hereto (the "Investors").

                                   WITNESSETH

         WHEREAS, certain Investors hold shares of the Corporation's Series A Preferred Stock (the "Series A Preferred Stock"), Series B Preferred Stock (the "Series B Preferred Stock"), Series C Preferred Stock (the "Series C Preferred Stock"), Series D Preferred Stock (the "Series D Preferred Stock") and/or shares of Common Stock issued upon conversion thereof and are parties to an Amended and Restated Voting Agreement dated as of Dec. 10, 1997, between the Corporation, the Holder and such Investors (the "Prior Agreement");

         WHEREAS, the Corporation, the Holder and the undersigned Investors who hold Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock desire to terminate the Prior Agreement and to provide to such Investors the rights created pursuant hereto in lieu of the rights granted under the Prior Agreement;

         WHEREAS the Corporation and certain of the Investors have entered into an agreement or agreements for sale by the Corporation and purchase by the Investors of shares of the Corporation's Series E Preferred Stock (the "Series E Preferred Stock"); and

         WHEREAS in connection with the purchase and sale of the Corporation's Series E Preferred Stock, the Corporation, the Holder and the Investors desire to provide for the future voting of their shares of the Corporation's capital stock as set forth below.

         Now, THEREFORE, in consideration of the mutual agreements, covenants and considerations and releases contained herein, the parties hereby agree as follows:

                                    ARTICLE I

1.       VOTING

         1.1 (a) The Holder agrees to vote all shares of voting capital stock of the Corporation registered in his name or beneficially owned by him as of the date hereof, and any and all other securities of the Corporation legally or beneficially acquired by the Holder after the date hereof, (hereinafter collectively referred to as the "Holder Shares") subject to, and in accordance with, the provisions of this Agreement.

                  (b) The Investors each agree to vote all shares of voting capital stock of the Corporation (including without limitation, all shares of Common Stock issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock) registered in their respective names or beneficially owned by them as of the date hereof, and any and all other securities of the Corporation legally or beneficially acquired by each of the Investors after the date hereof, (hereinafter collectively referred to as the "Investor Shares") subject to, said in accordance with, the provisions of this Agreement.

         1.2 At each election of directors, Holder-shall vote all of his Holder Shares, and each Investor shall vote all of such person's Investor Shares for the election as directors: (a) one representative of Technology Funding Venture Partners V ("TFVP V"), for so long as TFVP V and any funds affiliated with TFVP V hold at least 100,000 shares of Series A Preferred Stock and in the event TFVP V and any funds affiliated with TFVP V cease to hold at least 100,000 shares of Series A Preferred Stock, one representative nominated by a majority in interest of the Series A Preferred Stock; (b) one representative of Sequoia Capital VI, for so long as Sequoia Capital VI and any funds affiliated with Sequoia Capital VI hold at least 100,000 shares of Series B Preferred Stock and in the event Sequoia Capital VI and any funds affiliated with Sequoia Capital VI cease to hold at least 100,000 shares of Series B Preferred Stock, one representative nominated by a majority in interest of the Series B Preferred Stock, (c) one representative of New Enterprise Associates VII, L.P. ("NEA VII") for so long as NEA VII and any funds affiliated with New Enterprise Associates hold at least 100,000 shares of Series C Preferred Stock and in the event NEA VU and any funds affiliated with New Enterprise Associates cease to hold at least 100,000 shares of Series C Preferred Stock, one representative nominated by a majority in interest of the Series C Preferred Stock, (d) one representative of InterWest Partner VI, L.P. ("IW6") for so long as IW6 and any funds affiliated with IW6 hold at least 100,000 shares of Series D Preferred Stock and in the event that IW6 and any funds affiliated with IW6 cease to hold 100,000 shares of Series D Preferred Stock, one representative nominated by a majority in interest of the Series D Preferred Stock; (e) the then-current Chief Executive Officer of the Corporation; and (e) three nominees that are mutually acceptable to a majority in interest of the holders of Common Stock and a majority in interest of the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting together as a single class on an as-if-converted to Common Stock basis. Any vote taken to remove any director elected pursuant to this Section 1.2, or to fill any vacancy created by the resignation of a director elected pursuant to this
Section 1.2, shall also be subject to the provisions of this Section 1.2.

         1.3 Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed, on certificates representing the Holder Shares and the Investor Shares the following restrictive legend (the "Legend").:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN AMENDED AND RESTATED VOTING AGREEMENT, DATED MARCH __ 2000 WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH VOTING AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER

         OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS."

         1.4 The Corporation agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance of otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent Holder Shares or Investor Shares theretofore represented by a certificate carrying the Legend.

         1.5 The provisions of this Agreement shall be binding upon the successors in interest to any of the Holder Shares or Investor Shares. The Corporation shall not permit the transfer of any of the Holder Shares or Investor Shares on its books or issue a new certificate representing any of the Holder Shares or Investor Shares unless and until the person to whom such security is to be transferred shall have executed a written Agreement, pursuant to which such person becomes a party to this Agreement or otherwise agrees to be bound by all the provisions hereof as if such person were a Holder or an Investor, as applicable.

         1.6 Except as provided by this Agreement, the Holder and Investors shall exercise the full rights of a shareholder with respect to the Holder Shares and the Investor Shares, respectively.

                                   ARTICLE II

2.       TERMINATION

         2.1 This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which it shall terminate in its entirety:

                  (a) the date of the closing of a firmly underwritten public offering of the Corporation's Common Stock pursuant to a registration statement filed with, and declared effective under the Securities Act of 1933, as amended,

                  (b) the date as of which the parties hereto terminate this Agreement by written consent of holders of a majority of the Investor Shares and a majority of the Holder Shares; or

                  (c) ten years from the date hereof.

                                   ARTICLE III

3.       MISCELLANEOUS

         3.1 The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

         3.2 This Agreement, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflict of laws.

         3.3 This Agreement may be amended and any term hereof may be waived only by an instrument in writing signed by the Corporation, holders of a majority of the Investor Shares and holders of a majority of the Holder Shares.

         3.4 If any provision of this Agreement is held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

         3.5 This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, administrators, executors and other legal representatives.

         3.6 This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement

         3.7 No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

         3.8 In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party shall be entitled to all costs and expenses of maintaining such suit or action including reasonable attorneys' fees.

         3.9 Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or on Exhibit A hereto, or as subsequently modified by written notice.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


CORPORATION:

ADESSO SPECIALTY SERVICES ORGANIZATION INC.


By:
   ------------------------------------------
   Brian K. Barnard,
   Chief Executive Officer


FOUNDER:


---------------------------------------------
Richard B. Lanman, M.D.


INVESTORS:



SEQUOIA CAPITAL VI
SEQUOIA TECHNOLOGY PARTNERS VI

---------------------------------------------
(Print name of Investor)


By: /s/ THOMAS STEPHENSON
   ------------------------------------------

Title: General Partner
      ---------------------------------------

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


CORPORATION:

ADESSO SPECIALTY SERVICES ORGANIZATION INC.


By:
   --------------------------------------------------
   Brian K. Barnard,
   Chief Executive Officer


FOUNDER:


-----------------------------------------------------
   Richard B. Lanman, M.D.


INVESTORS:


Technology Funding Venture Partners V
Technology Funding Venture Partners IV
Technology Funding Partners III, L.P.
Technolgoy Funding Medical Partners I, L.P.


By: Technology Funding Inc., Managing General Partner
   --------------------------------------------------
   (Print name of Investor)


By: /s/ GREGORY T. GEORGE
   --------------------------------------------------


Title:  Vice President
      -----------------------------------------------

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


CORPORATION:

ADESSO SPECIALTY SERVICES ORGANIZATION INC.


By:
   --------------------------------------------------
   Brian K. Barnard,
   Chief Executive Officer


FOUNDER:



-----------------------------------------------------
   Richard B. Lanman, M.D.


INVESTORS:

New Enterprise Associates VII, L.P.         NEW ENTERPRISE VII, LIMITED PARTNERSHIP
NEA Ventures 1997, L.P.                     By: NEA Partners VII Limited Partnership
NEA President's Associates VII, L.P.            Its General Partner


------------------------------------------------
(Print name of Investor)


By: /s/ RONALD KASE
   --------------------------------------------------

Title:  General Partner
      -----------------------------------------------


                     AMENDED AND RESTATED VOTING AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CORPORATION:

ADESSO SPECIALTY SERVICES ORGANIZATION INC.


By:
   --------------------------------------------------
    Brian K. Barnard,
    Chief Executive Officer


FOUNDER:



-----------------------------------------------------
      Richard B. Lanman, M.D.


INVESTORS:

New Enterprise Associates VII, L.P.         NEA Presidents Fund, L.P.
NEA Ventures 1997, L.P.                     By: NEA General Partners, L.P.
NEA President's Associates VII,  L.P        By: General Partner



-----------------------------------------------------
(Print name of Investor)


By: /s/ RONALD KASE
   --------------------------------------------------


Title:  General Partner
      -----------------------------------------------



                     AMENDED AND RESTATED VOTING AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CORPORATION:

ADESSO SPECIALTY SERVICES ORGANIZATION INC.


By:
   --------------------------------------------------
   Brian K. Barnard,
   Chief Executive Officer


FOUNDER:



-----------------------------------------------------
   Richard B. Lanman, M.D.


INVESTORS:

New Enterprise Associates VII, L.P.              NEA Ventures 1997, Limited Partnership
NEA Ventures 1997, L.P.                          By:  Vice President
NEA President's Associates VII, L.P.



-----------------------------------------------------
(Print name of Investor)


By: /s/ JUNE GREATHOUSE
   --------------------------------------------------


Title:  Vice President
      -----------------------------------------------


                     AMENDED AND RESTATED VOTING AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CORPORATION:

ADESSO SPECIALTY SERVICES ORGANIZATION INC.


-----------------------------------------------------
Brian K. Barnard,
Chief Executive Officer


HOLDER:



-----------------------------------------------------
Richard B. Lanman, M.D.


INVESTORS:

InterWest Partners VI, L.P.
InterWest Investors VI, L.P.



-----------------------------------------------------
(Print name of Investor)


By: InterWest Management Partners VI, LLC
    their General Partner


By: /s/ RONALD KASE
   --------------------------------------------------


Title:  Venture Manager
      -----------------------------------------------


                     AMENDED AND RESTATED VOTING AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CORPORATION:

ADESSO SPECIALTY SERVICES ORGANIZATION INC.

By:
   --------------------------------------------------
   Brian K. Barnard,
   Chief Executive Officer


FOUNDER:



-----------------------------------------------------
   Richard B. Lanman, M.D.


INVESTORS:

HYBRID VENTURE PARTNERS, L.P., a
Delaware limited partnership


By: Rosemont Venture Management I, L.L.C
    Its General Partner


By: /s/ MANUEL A. HENRIQUE
   --------------------------------------------------
Name: /s/ MANUEL A. HENRIQUE
     ------------------------------------------------
Title:  Managing Member
      -----------------------------------------------


                     AMENDED AND RESTATED VOTING AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CORPORATION:

ADESSO SPECIALTY SERVICES ORGANIZATION INC.


--------------------------------------------------
Brian K. Barnard,
Chief Executive Officer


HOLDER:



-----------------------------------------------------
Richard B. Lanman, M.D.


INVESTORS:


COMDISCO, INC.
-----------------------------------------------------
(Print name of Investor)


By: /s/ Jill C. Hanses
   --------------------------------------------------

                JILL C. HANSES
Title:        SENIOR VICE PRESIDENT
      -----------------------------------------------


                     AMENDED AND RESTATED VOTING AGREEMENT

                                    EXHIBIT A

                                LIST OF INVESTORS

Technology Funding Venture Partners V, An Aggressive Growth Fund, L.P. Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P. Technology Funding Partners 111, L.P.
Technology Funding Medical Partners 1, L.P.
Sequoia Capital VI
Sequoia Technology Partners VI
Sequoia 1995
Sequoia 1997
SQP 1997
New Enterprise Associates VII, L.P.
NEA Ventures 1997, L.P.
NEA President's Fund, L.P.
Comdisco Ventures
Hybrid Venture Partners, L.P.
Charles M. Linehan
InterWest Partners VI, L.P.
InterWest Investors VI, L.P.
John and Marva Warnock
Richard B. and Alanna Purcell Lanman
Stuart Struever
Martha H. Struever
Walter and Kathleen Canevaro
GC & H Investments
David G. Arscott
Curtis Terry
Kenneth Zimmerman
Cardiovascular Medicine & Cardiac Arrhythmias an
Incorporated Medical Group Profit Sharing Trust FBO: Roger A. Winkle Ruder Revocable lntervivos Trust DTD 9/15/93
Edward T. Anderson
R. Hardwin Mead
Nellis A. Smith
Bruce A. Benedick
Cardiovascular Medicine & Cardiac Arrhythmias an
Incorporated Medical Group Profit Sharing Trust FBO: Bruce A. Benedick Harris Barton
Jones Living Trust DTD 7/27/90
Thomas A. Vardell
Compass Management Partners

                                    EXHIBIT G

                              LIST OF SHAREHOLDERS

                              LIST OF SHAREHOLDERS


         Technology Funding Ventures Partners V
         Technology Funding Venture Partners IV
         An Aggressive Growth Fund, L.P.
         Technology Funding Partners III, L.P.
         Technology Funding Medical Partners I, L.P.
         Sequoia Capital VI
         Sequoia Technology Partners VI
         Sequoia 1995
         Sequoia 1997
         SQP 1997
         New Enterprise Associates VII, L.P.
         NEA Ventures 1997, L.P.
         NEA President's Fund, L.P.
         InterWest Partners VI, L.P.
         Comdisco Ventures
         Hybrid Venture Partners, L.P.
         John and Marva Warnock
         Richard B. and Alanna Purcell Lanman
         Stuart and Martha Streuver
         Walter and Kathleen Canevaro
         GC & H Investments
         David G. Arscott
         Curtis Terry
         Kenneth Zimmerman
         Cardiovascular Medicine & Cardiac Arrhythmias an Incorporated Medical
              Group Profit Sharing Trust FBO: Roger A. Winkle
         Cardiovascular Medicine & Cardiac Arrhythmias an Incorporated Medical
              Group Profit Sharing Trust FBO: Bruce Benedick
         Bruce A. Benedick
         R. Hardwin Mead
         Compass Management Partner
         Jerome Grossman

         Nellis A. Smith
         R. Judd Jessup
         David Hirsh
         Carol Berry
         Elizabeth Mullen
         Bern 1996 Trust
         Lisa McConnell
         Rita (Batey) Comes
         David H. Stout
         Curtis J. Thorne
         Kathleen Smith
         Michelle D. Herrera
         Ruth Kalish
         Lars Stringas
         Jonathan G. Chen
         Ruder Revocable lntervivos Trust DTD 9/15/93
         Edward T. Anderson
         Jones Living Trust DTD 7/27/90
         Thomas A. Vardell
         Harris Barton
         Brent Jones
         Charles Linehan MD

                                  EXHIBIT H

               PROPRIETARY INFORMATION AND INVENTIONS ASSIGNMENT

                  ADESSO HEALTHCARE TECHNOLOGY SERVICES, INC.

               PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT

     As an independent contractor with ADESSO HEALTHCARE TECHNOLOGY SERVICES, INC., its subsidiary or its affiliate (together, the "Company"), and as a condition of my contract by the Company and in consideration of the compensation now and hereafter paid to me, I agree to the following:

1.   MAINTAINING CONFIDENTIAL INFORMATION

     (a) COMPANY INFORMATION. I agree at all times during the term of my Agreement and thereafter to hold in strictest confidence, and not to use, except for the benefit of the Company, or to disclose to any person, firm or corporation, without written authorization of the Board of Directors of the Company, any trade secrets, confidential knowledge, confidential data or other similar proprietary information of the Company.

     (b) FORMER EMPLOYER INFORMATION. I agree that I will not, during the term of my Agreement with the Company, improperly use or disclose any proprietary information or trade secrets of my former or concurrent employers or companies, if any, and that I will not bring onto the premises of the Company any unpublished documents or any property belonging to my former or concurrent employers or companies unless previously and specifically consented to in writing by said employers or companies.

     (c) THIRD PARTY INFORMATION. I recognize that the Company has received and in the future will receive confidential or proprietary information from third parties subject to a duty on the Company's part to maintain the confidentiality of such information and, in some cases, to use it only for certain limited purposes. I agree that I owe the Company and such third parties, both during the term of my Agreement and thereafter, a duty to hold all such confidential and proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation (except in a manner that is consistent with the Company's Agreement with the third party) or use it for the benefit of anyone other than the Company or such third party (consistent with the Company's Agreement with the third party), unless expressly authorized to act otherwise by an officer of the Company.

2.   ASSIGNMENT OF INVENTIONS AND ORIGINAL WORKS.

     (a) INVENTIONS AND ORIGINAL WORKS RETAINED BY ME. I have attached hereto as Exhibit A a complete disclosure of all inventions, original works of authorship, developments, improvements, and trade secrets that I have, alone or jointly with others, conceived, developed or reduced to practice or caused to be conceived, developed or reduced to practice prior to the commencement of my Agreement with the Company, that I consider to be my property or the property of third parties and that I wish to have excluded from the scope of the Agreement. If disclosure of an item on Exhibit A would cause me to violate any prior confidentiality Agreement, I understand that I am not to disclose such on Exhibit A but in the applicable space on Exhibit A. I am only to disclose a cursory name for each such invention, a listing of the party(ies) to whom it belongs and the fact that full disclosure as to such inventions has not been made for that reason. A space is provided on Exhibit A for such purpose. If no disclosure is attached, I represent that there are no such inventions.

     (b) INVENTIONS AND ORIGINAL WORKS ASSIGNED TO THE COMPANY. I agree that I will make prompt written disclosure to the Company, will hold in trust for the sole right and benefit of the Company, and hereby assign to the Company all my right, title and interest in and to any ideas, inventions, original works of authorship, developments, improvement or trade secrets which I may solely or jointly conceive or reduce to practice, or cause to be conceived or reduced to practice, during the period of my Agreement with the Company. I recognize that this Agreement does not require assignment of any invention which qualifies fully for protection under Section 2870 of the California Labor Code (hereafter "Section 2870"), which provides as follows:

           (i) Any provision in an Agreement which provides that a contractor shall assign, or offer to assign, any of his or her rights in an invention to Adesso shall not apply to an invention that the contractor developed entirely on his or her own time without using the Company's equipment, supplies, facilities, or trade secret information except for those inventions that either:

               (1) Relate at the time of conception or reduction to practice of the invention to Adesso's business, or actual or demonstrably anticipated research or development of Adesso; or

               (2) Result from any work performed by the contractor for Adesso.

          (ii) To the extent a provision in an Agreement purports to require a contractor to assign an invention otherwise excluded form being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.

     I acknowledge that all original works of authorship which are made by me (solely or jointly with others) within the scope of my Agreement and which are protectable by copyright are "works made for hire" as that term is defined in the United States Copyright Act (17 U.S.C., Section 101).

     (c) INVENTIONS AND ORIGINAL WORKS ASSIGNED TO THE UNITED STATES. I hereby assign to the United States government all my right, title and interest in and to any and all inventions, original works of authorship, developments, improvements or trade secrets whenever full title to same is required to be in the United States by a contract between the Company and the United States or any of its agencies.

     (d) OBTAINING LETTERS PATENT, COPYRIGHT REGISTRATIONS AND OTHER PROTECTIONS. I will assist the Company in every proper way to obtain and enforce United States and foreign proprietary rights relating to any and all inventions, original works of authorship, developments, improvements or trade secrets of the Company in any and all countries. To that end I will execute, verify and deliver such documents and perform such other acts (including appearing as a witness) the Company may reasonably request for use in applying for, obtaining, perfecting, evidencing, sustaining and enforcing such proprietary rights and the assignment thereof. In addition, I will execute, verify and deliver assignments of such proprietary rights to the Company or its designee. My obligation to assist the Company with respect to proprietary rights in any and all countries shall continue beyond the termination of my Agreement, but the company shall compensate me at a reasonable rate after my termination for the time actually spent by me at the Company's request on such assistance.

     In the event that the Company is unable for any reason, after reasonable effort, to secure my signature on any document needed in connection with the actions specified in the preceding paragraph, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf to execute, verify and file such documents with the same legal force and effect as if executed by me. I hereby waive and quitclaim to the Company any and all claims of any nature whatsoever which I now or may hereafter have for infringement of any proprietary rights assigned to the Company.

     (e) OBLIGATION TO KEEP THE COMPANY INFORMED. In addition to my obligations under paragraph 2(b) above, during the period of my contract and for one (1) year after termination of my contract for any reason, I will promptly disclose to the Company fully and in writing all patent applications filed by me or on my behalf. At the time of each such disclosure, I will advise the Company in writing of any inventions that I believe fully qualify for protection under Section 2870; and I will at that time provide to the Company in writing all evidence necessary to substantiate that belief. I understand that the Company will keep in confidence and not disclose to third parties without my consent any proprietary information disclosed in writing to the Company pursuant to this Agreement relating to inventions that qualify fully for protection under the provisions of Section 2870. I will preserve the confidentiality of any such invention that does not qualify fully for protection under Section 2870. I agree to keep and maintain adequate and current records (in the form of notes, sketches, drawings and in any other form that may be required by the Company) of all proprietary information developed by me and all inventions made by me during the period of contract at the Company at all times.

3. NO CONFLICTING EMPLOYMENT; NO INDUCEMENT OF OTHER EMPLOYEES OR SOLICITATION OF CUSTOMERS.

     I agree that during the period of my Agreement by the Company I will not, without the Company's express written consent, engage in any other employment or business activity directly related to the business in which the Company is now involved or becomes involved, nor will I engage in any other activities which conflict with my obligations to the Company. For the period of my employment by the company and for one (1) year after the date of termination of my contract by the Company I will not induce any employee of the Company to leave the employ of the Company.

     If any restriction set forth in this Section is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad of a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

4.   NO CONFLICTING OBLIGATIONS.

     I represent that my performance of all the terms of this Agreement as a contractor of the Company does not and will not breach any Agreement or obligation of mine relating to any time prior to my Agreement by the Company. I have not entered into, and I agree I will not enter into, any Agreement either written or oral in conflict herewith.

5.   RETURN OF COMPANY DOCUMENTS.

     At termination of my contract with the Company, I will deliver to the Company (and will not keep in my possession, photocopy or deliver to anyone else) any and all devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property, together with all copies thereof (in whatever medium recorded) belonging to the Company, its successors or assigns whether kept at the Company, home or elsewhere. Prior to leaving, I will cooperate with the Company in completing and signing the Company's termination statement for technical and management personnel confirming the above and my obligations under this Agreement.

     I HAVE BEEN INFORMED AND ACKNOWLEDGE THAT THE UNAUTHORIZED TAKING OF THE COMPANY'S TRADE SECRETS:

           (i) COULD RESULT IN CIVIL LIABILITY UNDER CALIFORNIA CODE SECTION 3426, AND THAT, IF WILLFUL, COULD RESULT IN AN AWARD FOR TRIPLE THE AMOUNT OF THE COMPANY'S DAMAGES AND ATTORNEYS' FEES; AND

          (ii) IS A CRIME UNDER CALIFORNIA PENAL CODE SECTION 444(c), PUNISHABLE BY IMPRISONMENT FOR A TIME NOT EXCEEDING ONE (1) YEAR, OR BY A FINE NOT EXCEEDING FIVE THOUSAND ($5,000), OR BY BOTH.

6.   NOTIFICATION OF NEW EMPLOYER.

     Upon termination of my contact with the Company, I hereby consent to the notification of my new employer of my rights and obligations under this Agreement.

7.   LEGAL AND EQUITABLE REMEDIES.

     Because my services are personal and unique and because I may have access to and become acquainted with the proprietary information of the Company, the Company shall have the right to enforce this Agreement and any of its provisions by injunction, specific performance or other equitable relief, without bond and without prejudice to any other rights and remedies that the Company may have for a breach of this Agreement.

8.   GENERAL PROVISIONS

     (a) GOVERNING LAW; CONSENT TO PERSONAL JURISDICTION. This Agreement will be governed by and construed according to the laws of the State of California, excluding conflicts of laws principles. I hereby expressly consent to the personal jurisdiction of the state and federal courts located in California for any lawsuit filed there against me by the Company arising from or relating to this Agreement.

     (b) ENTIRE AGREEMENT. This Agreement, and Exhibit A attached hereto and hereby incorporated herein, sets forth the final, complete and exclusive Agreement and understanding between the Company and me relating to its subject matter. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement will be effective unless in writing and signed by both the Company and me. Any subsequent change or changes in my duties, salary or compensation will not affect the validity or scope of this Agreement.

     (c) SEVERABILITY. If one or more of the provision in this Agreement are deemed unenforceable by law, then the remaining provision will continue in full force and effect.

     (d) SUCCESSORS AND ASSIGNS. This Agreement will be binding upon my heirs, executors, administrators and other legal representatives and will be for the benefit of the Company, its successors and its assigns.

     (e) SURVIVAL. The provisions of this Agreement shall survive the termination of my Agreement with the Company and the assignments of this Agreement by the Company to any successor in interest or other assignee.

     (f) WAIVER. No waiver by the Company of any breach of this Agreement shall be a waiver of any preceding or succeeding breach. No waiver by the Company of any right under this Agreement shall be construed as a waiver of any other right. The Company shall not be required to give notice to enforce strict adherence to all terms of this Agreement.

     (g) NOTICE. Any notices required or permitted thereunder shall be given to the appropriate party at the address specified below or at such other address as the party shall specify in writing. Such notice shall be deemed given upon personal delivery by certified or registered mail, postage prepaid, three (3) days after the date of mailing.

     This Agreement shall be effective as of the first day of Agreement with the Company, namely: _______________, 2000.

I UNDERSTAND THAT THIS AGREEMENT AFFECTS MY RIGHTS TO INVENTIONS I MAKE DURING MY CONTRACT AGREEMENT DATES, AND RESTRICTS MY RIGHT TO DISCLOSE OR USE THE COMPANY'S PROPRIETARY INFORMATION DURING OR SUBSEQUENT TO MY AGREEMENT.

I HAVE READ THIS AGREEMENT CAREFULLY AND UNDERSTAND ITS TERMS. I HAVE COMPLETELY FILLED OUT EXHIBIT A TO THIS AGREEMENT.


Dated: ______________, 2000
                                           ------------------------------------
                                                         Signature


                                           ------------------------------------
                                                     Name of Contractor


                                           ------------------------------------
                                                          Address


                                           ------------------------------------
                                                   City, State, Zip Code


ACCEPTED AND AGREED TO:

ADESSO HEALTHCARE TECHNOLOGY SERVICES, INC.
2835 Zanker Road
San Jose, CA 95134

By:__________________________________
        Authorized Signatory

                                   EXHIBIT A



ADESSO HEALTHCARE TECHNOLOGY SERVICES, INC.
2835 Zanker Road
San Jose, CA 95134

Gentlemen:

     1. Except as listed in Section 2 below the following is a complete disclosure of all inventions relevant to the subject matter of my employment by Adesso Healthcare Technology Services, Inc. (the "Company") that have been made or conceived or first reduced to practice by me alone or jointly with others prior to my engagement by the Company:

/ /  No inventions.

/ /  See below.

     --------------------------------------------------------------------------

/ /  Additional sheets attached.

     2. Due to a prior confidentiality Agreement, I cannot complete the disclosure under Section 1 above with respect to inventions generally listed below, the proprietary rights and duty of confidentiality with respect to which I owe to the following party(ies):

            INVENTION                    PARTY(IES)                   RELATIONSHIP
            ---------                    ----------                   ------------
1.
     -------------------------    -------------------------    -------------------------

2.
     -------------------------    -------------------------    -------------------------

3.
     -------------------------    -------------------------    -------------------------

/ /  Additional sheets attached.

3. I propose to bring the following devices, materials and documents of a former employer or other person to whom I have an obligation of confidentiality that are not generally available to the public, which materials and documents may be used in my employment pursuant to the express written authorization of my former employer of such other person (a copy of which is attached hereto):

/ /  No inventions.

/ /  See below.

     --------------------------------------------------------------------------

/ /  Additional sheets attached.

Dated: ______________, 2000                      Very truly yours,



                                                 ------------------------------
                                                 CONTRACTOR

                                    EXHIBIT I

                                  LEGAL OPINION

[LOGO]                            [LETTERHEAD]


                                                      April 6, 2000


To the Investors Listed in
EXHIBIT A to the Adesso Specialty Services Organization Inc.
Series E Preferred Stock Purchase Agreement

Ladies and Gentlemen:

         Reference is made to the Series E Preferred Stock Purchase Agreement, dated as of April 6, 2000 (the "PURCHASE AGREEMENT"), complete with all listed exhibits thereto, by and between Adesso Specialty Services Organization Inc., a California corporation (the "CORPORATION"), and the persons and entities listed in EXHIBIT A to the Purchase Agreement (the "INVESTORS"), which provides for the issuance by the Corporation to the Investors of shares of Series E Preferred Stock of the Corporation (the "SHARES"). Reference is also made to the Amended and Restated Investors' Rights Agreement, dated as of April 6, 2000 (the "INVESTORS' RIGHTS AGREEMENT"), complete with all listed exhibits thereto, by and among the Corporation, Richard B. Lanman (the "FOUNDER"), the holders of Series A Preferred Stock (the "SERIES A HOLDERS"), the holders of Series B Preferred Stock (the "SERIES B HOLDERS"), the holders of Series C Preferred Stock (the "SERIES C HOLDERS"), the holders of Series D Preferred Stock (the "SERIES D HOLDERS") and the Investors. Reference is also made to the Amended and Restated Co-Sale Agreement, dated as of April 6, 2000 (the "CO-SALE AGREEMENT"), by and among the Corporation, the Series A Holders, the Series B Holders, the Series C Holders, the Series D Holders, the Investors, and the Founder. Reference is also made to the Amended and Restated Voting Agreement (the "VOTING AGREEMENT") dated as of April 6, 2000, by and among the Corporation, the Series A Holders, the Series B Holders, the Series C Holders, the Series D Holders, the Investors, and the Founder. This opinion is rendered to you pursuant to Section 5.1(l) of the Purchase Agreement, and all terms used herein have the meanings defined for them in the Purchase Agreement unless otherwise defined herein.

         We have acted as counsel for the Corporation in connection with the negotiation of the Purchase Agreement, the Rights Agreement, the Co-Sale Agreement, the Voting Agreement and the issuance of the Shares. As such counsel, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined originals or copies of such corporate records of the Corporation, certificates of public officials and such other documents, that we consider necessary or advisable for the purpose of rendering this opinion.

[LOGO]                            [LETTERHEAD]

Adesso Specialty Services Organization Inc.
Page 2


In such examination, we have assumed the genuineness of all signatures on original documents, the authenticity and completeness of all documents submitted to us as originals, the conformity to original documents of all copies submitted to us and the due execution and delivery of all documents (except as to due execution and delivery by the Corporation) where due execution and delivery are prerequisite to the effectiveness thereof.

         As used in this opinion, the expression "to our knowledge," "known to us" or similar language with reference to matters of fact means that, after an examination of documents made available to us by the Corporation, and after inquiries of officers of the Corporation, but without any further independent factual investigation, we find no reason to believe that the opinions expressed herein are factually incorrect. Further, the expression "to our knowledge," "known to us" or similar language with reference to matters of fact refers to the current actual knowledge of those attorneys of this firm who have worked on matters for the Corporation in connection with the Purchase Agreement, the Rights Agreement, the Co-Sale Agreement, the Voting Agreement and the transactions contemplated thereby. Except to the extent expressly set forth herein or as we otherwise believe to be necessary to our opinion, we have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Corporation or the rendering of the opinion set forth below.

         For the purposes of this opinion, we are assuming that the Investors have all requisite power and authority, and, to the extent applicable, have taken any and all necessary corporate or partnership action, to execute and deliver the Purchase Agreement, the Rights Agreement, the Co-Sale Agreement and the Voting Agreement, and we are assuming that the representations and warranties made by the Investors on all matters and by the Corporation as to factual matters are true and correct. We are also assuming that the Investors have purchased the Shares for value, in good faith and without notice of any adverse claim.

         The opinions hereinafter expressed are subject to the following qualifications:

         (a) We express no opinion as to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors generally;

         (b) We express no opinion as to the effect of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity);

         (c) We express no opinion as to compliance with the anti-fraud provisions of applicable federal and state securities laws;

[LOGO]                            [LETTERHEAD]

Adesso Specialty Services Organization Inc.
Page 3


         (d) We express no opinion as to the enforceability of the indemnification provisions of the Rights Agreement to the extent the provisions thereof may be subject to limitations of public policy and the effect of applicable statutes and judicial decisions;

         (e) We express no opinion as to the enforceability of telecopy execution and delivery of the Purchase Agreement, Rights Agreement, Co-Sale Agreement, Voting Agreement and related agreements.

         (f) We are members of the Bar of the state of California and we express no opinion as to any matter relating to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of California.

         Based upon and subject to the foregoing, and except as set forth in the Purchase Agreement, the Schedule of Exceptions to the Purchase Agreement, the Rights Agreement, the Co-Sale Agreement and the Voting Agreement, we are of the opinion that:

         1. The Corporation is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of California. The Corporation has requisite corporate power to own and operate its properties and assets, and to carry on its business as currently conducted.

         2. The Corporation has all requisite legal and corporate power to execute and deliver the Purchase Agreement, the Rights Agreement, the Co-Sale Agreement and the Voting Agreement to sell and issue the Shares thereunder, to issue the Common Stock issuable upon conversion of the Shares and to carry out and perform its obligations under the terms of the Purchase Agreement, the Rights Agreement, the Co-Sale Agreement and the Voting Agreement.

         3. Immediately prior to the Closing: the authorized capital stock of the Corporation consists of 7,000,000 shares of Common Stock, 277,082 shares of which are issued and outstanding, and 5,535,000 shares of Preferred Stock, 1,000,000 of which have been designated Series A Preferred Stock, 790,000 of which are outstanding, 1,185,000 of which have been designated Series B Preferred Stock, 1,021,356 of which are issued and outstanding, 900,000 of which have been designated Series C Preferred Stock, 853,631 of which are issued and outstanding, 1,250,000 of which have been designated Series D Preferred Stock, 1,196,570 of which are issued and outstanding, 1,200,000 of which have been designated Series E Preferred Stock, none of which is issued and outstanding prior to the Closing, and no shares that have been undesignated prior to the Closing. The Series E Preferred Stock shall have the rights, preferences, privileges and restrictions as set forth in the Amended and Restated Articles of Incorporation of the Corporation. All issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable. To the best of our knowledge, there are no options, warrants, conversion privileges or other rights (or agreements for any such rights) outstanding to acquire any of

                                  [LETTERHEAD]

Adesso Specialty Services Organization Inc.
Page 4


the Corporation's securities, except that (i) there are currently 1,091,525 shares of Common Stock reserved for issuance under the Corporation's 1995 Stock Option Plan and its 1997 Stock Option Plan of which 1,420,421 shares are outstanding or subject to options as of the Closing Date and (ii) there are warrants outstanding to purchase 135,615 shares of Series A Preferred Stock exercisable upon the liquidation, dissolution or winding up of the Corporation and subject to other terms and conditions as set forth in the Warrants dated March 8, 1996.

         4. The Common Stock issuable upon conversion of the Shares has been duly and validly reserved, and when issued in accordance with the Corporation's Amended and Restated Articles of Incorporation will be validly issued, fully paid and nonassessable. The Shares issued under the Purchase Agreement are validly issued, fully paid (assuming receipt by the Corporation of the appropriate consideration therefor), nonassessable and are free of any liens, encumbrances and preemptive or similar rights except as set forth in the Co-Sale Agreement. Notwithstanding the foregoing, the Shares (and the Common Stock issuable upon conversion thereof) may be subject to restrictions on transfer under state and/or federal securities laws and as set forth in the Purchase Agreement, the Rights Agreement, the Co-Sale Agreement and the Voting Agreement.

         5. All corporate action on the part of the Corporation, its directors and shareholders necessary for the authorization, execution and delivery of the Purchase Agreement, the Rights Agreement, the Co-Sale Agreement and the Voting Agreement by the Corporation, the authorization, sale, issuance and delivery of the Shares (and the Common Stock issuable upon conversion thereof) and the performance of the Corporation's obligations under the Purchase Agreement, the Rights Agreement, the Co-Sale Agreement and the Voting Agreement has been taken. The Purchase Agreement, the Rights Agreement and the Co-Sale Agreement have been duly and validly executed and delivered by the Corporation and constitute valid and binding obligations of the Corporation, enforceable against the Corporation in accordance with their terms, except as set forth above.

         6. The execution, delivery and performance of and compliance with the terms of the Purchase Agreement, the Rights Agreement and the Co-Sale Agreement and the issuance of the Shares (and the Common Stock issuable upon conversion thereof) do not violate any provision of any applicable federal, or, to our knowledge, local law, rule or regulation, do not violate any provision of the Corporation's Amended and Restated Articles of Incorporation or Bylaws and do not conflict with or constitute a default under the provisions of any judgment, writ, decree or order specifically identified in the Schedule of Exceptions to the Purchase Agreement or any material agreement specifically identified in the Schedule of Exceptions to the Purchase Agreement to which the Corporation is a party or by which it is bound.

         7. To our knowledge, there is no action, suit, proceeding or investigation pending against the Corporation or its properties before any court or governmental agency

[LOGO]                            [LETTERHEAD]

Adesso Specialty Services Organization Inc.
Page 5


(nor, to our knowledge, has the Corporation received any written threat thereof) which, either in any case or in the aggregate, are likely to result in any material adverse change in the business or financial condition of the Corporation or any of its properties, or in any material impairment of the right or ability of the Corporation to carry on its business as now conducted, or which question the validity of the Purchase Agreement, the Rights Agreement, the Co-Sale Agreement or the Voting Agreement or any action taken or to be taken by the Corporation in connection therewith.

         8. All consents, approvals, permits, orders or authorizations of, and all qualifications, registrations, designations, declarations or filings with, any federal governmental authority on the part of the Corporation required in connection with the execution and delivery of the Purchase Agreement and consummation at the Closing of the transactions contemplated by the Purchase Agreement have been obtained, and are effective, and we are not aware of any proceedings, or threat thereof, that question the validity thereof.

         9. Based in part upon your representations in the Purchase Agreement, the offer and sale of the Series E Preferred Stock to you pursuant to the terms of the Purchase Agreement are exempt from the registration requirements of
Section 5 of the Securities Act of 1933, as amended, by virtue of Section 4(2) thereof and the issuance of Common Stock to you upon conversion of the Series E Preferred Stock will also be exempt from such registration and qualification requirements.

         This opinion is furnished to the Investors solely for their benefit in connection with the purchase of the Shares and the Common Stock issuable upon conversion of the Shares pursuant to the Purchase Agreement, and this opinion may not be relied upon by any other person or for any other purpose without our prior written consent.


                                           Very truly yours,

                                           /s/ Wilson Sonsini Goodrich & Rosati

                                           WILSON SONSINI GOODRICH & ROSATI
                                           Professional Corporation